Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Exhibit 10.22

SECURITIES PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT
DATED AS OF DECEMBER 19, 2018
BY AND AMONG
INTREXON CORPORATION,
ARES TRADING S.A.
AND
PRECIGEN, INC.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

i

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

TABLE OF CONTENTS (continued)

ii

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

SECURITIES PURCHASE, ASSIGNMENT AND ASSUMPTION AGREEMENT
This Securities Purchase, Assignment and Assumption Agreement (this “Agreement”) is dated as of December 19, 2018 (the “Agreement Date”) by and among Intrexon Corporation, a corporation organized and existing under the laws of Virginia, having its principal place of business at 20374 Seneca Meadows Parkway, Germantown, MD 20876, USA (“Intrexon”), ARES TRADING S.A., a corporation organized and existing under the laws of Switzerland, having offices at Zone Industrielle de L’Ouriettaz, 117 Aubonne, Switzerland (“ARES TRADING”), Precigen, Inc., a Delaware corporation, having its principal place of business at 20358 Seneca Meadows Parkway, Germantown, MD 20876 (“Precigen” and, together with Intrexon, the “Intrexon Parties”). ARES TRADING, Intrexon and Precigen and may be referred to herein as a “Party” or, collectively, as “Parties.”
RECITALS:
WHEREAS, Precigen (as assignee) and ARES TRADING are parties to that certain License and Collaboration Agreement dated as of March 27, 2015 by and among Precigen (as assignee of Intrexon’s prior rights and obligations), ARES TRADING and ZIOPHARM Oncology, Inc. attached hereto as Exhibit A (the “Collaboration Agreement”);
WHEREAS, ARES TRADING wishes to transfer and assign to Intrexon, and Intrexon wishes to accept and assume, ARES TRADING’s rights and obligations under the Collaboration Agreement; and
WHEREAS, subject to the terms and conditions set forth in this Agreement, the Intrexon Parties wish to issue and sell to ARES TRADING, and ARES TRADING wishes to purchase from the Intrexon Parties, a convertible promissory note in the principal amount of $25,000,000.
NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:
Article 1
DEFINITIONS
Capitalized terms used in this Agreement shall have the meanings given them in the Transaction Agreements, including the following meanings:
“Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified Person. A corporation or other entity will be regarded as under the control of another corporation or entity if the latter corporation or entity owns directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the former corporation or other entity, or if the latter corporation or entity possesses, directly

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

or indirectly, the power to direct or cause the direction of the management and policies of the former corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the former corporation or entity.
“Agreement” has the meaning set forth in the Preamble.
“Agreement Date” has the meaning set forth in the Preamble.
“ARES Indemnified Persons” has the meaning set forth in Section 4.4.
“ARES Indemnitees” has the meaning set forth in Section 8.1.
“ARES Nominee” has the meaning set forth in Section 4.6.1.
“ARES TRADING” has the meaning set forth in the Preamble.
“CAR” or “Chimeric Antigen Receptor” has the meaning set forth in Annex 1.
“CAR-T” has the meaning set forth in Annex 1.
“CAR-T Product” has the meaning set forth in Annex 1.
“Change of Control” shall mean each of the following events with respect to an entity: (1) a merger or consolidation in which a) the relevant entity is a constituent party or b) a subsidiary of the relevant entity is a constituent party and the relevant entity issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the relevant entity or a subsidiary in which the shares of capital stock of the relevant entity outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (x) the surviving or resulting entity; or (y) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity; or (2) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the relevant entity or any subsidiary of the relevant entity, of all or a material amount of the assets of the relevant entity and its subsidiaries taken as a whole; or the sale or disposition (whether by merger, consolidation or otherwise, and whether in a single transaction or a series of related transactions) of one or more subsidiaries of the relevant entity if a material amount of the assets of the relevant entity and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the relevant entity.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

“Claims” means all Third Party demands, claims, actions, proceedings and liability (whether criminal or civil, in contract, tort or otherwise) for losses, damages, reasonable legal costs and other reasonable expenses of any nature.
“Closing” has the meaning set forth in Section 2.2.
“Closing Date” has the meaning set forth in Section 2.2.
“Collaboration Agreement” has the meaning set forth in the Recitals.
“Collaboration Agreement Party” has the meaning set forth in Section 6.5.
“Commercialization” means all activities directed to using, making or having made, manufacturing, marketing, holding or keeping (whether for disposal or otherwise) or otherwise disposing of, distributing, offering for sale or selling a Specified CAR-T Product (as well as importing and exporting activities in connection therewith), all activities directed to obtaining Pricing Approvals, and all activities directed to Phase 4 Studies; provided, that in no event shall Commercialization activities include Development or Development activities. “Commercialize” shall mean to perform the act of Commercialization.
“Commercially Reasonable Efforts” means where applied to the Development, manufacture or Commercialization of a product or carrying out specific tasks and obligations of a Party, the use of reasonable, diligent, good faith efforts and resources, as normally used by such Party for a product at a similar stage in its development or product life and is of similar market potential, taking into account, without limitation, commercial, legal and regulatory factors, target product profiles, product labeling, past performance, the regulatory environment and competitive market conditions, safety and efficacy of the product, the strength of its proprietary position and such other factors as such Party may reasonably consider, all based on conditions then prevailing. For clarity, Commercially Reasonable Efforts does not mean that a Party guarantees that it will actually accomplish the applicable task or objective.
“Confidential Information” means, with respect to a Party, all proprietary know-how, unpublished patent applications and other information and data of a financial, commercial, business, operational or technical nature that is: (a) disclosed by or on behalf of such Party or any of its Affiliates or otherwise made available to the other Party or any of its Affiliates, whether made available orally, in writing or in electronic form; or (b) learned by the other Party in the course of the activities under this Agreement, in each case including information comprising or relating to concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement.
“Designated Director Nominee” has the meaning set forth in Section 4.6.1.
“Develop” or “Development” means all non-clinical, preclinical and post-IND filing development activities for any Specified CAR-T Product, including all clinical testing and studies

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

of any Specified CAR-T Product, toxicology studies, distribution of Specified CAR-T Product for use in clinical trials (including placebos and comparators), statistical analyses, and the preparation, filing and prosecution of any Marketing Authorization Application for any Specified CAR-T Product, as well as all regulatory affairs related to any of the foregoing.
“Director Designation Notice” has the meaning set forth in Section 4.6.1.
“Disclosing Party” has the meaning set forth in Section 10.1.1.
“DPA” means the Defense Production Act of 1950, as amended, 50 U.S.C. § 4565, and associated regulations at 31 C.F.R. Parts 800 and 801.
“Earned Royalty” has the meaning set forth in Annex I.
“EMA” means the European Medicines Agency or any successor entity thereto.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Equity Securities” means any capital stock or other equity interest or any securities convertible into or exchangeable for capital stock or other equity interests or securities, or any other rights (preemptive or otherwise), warrants, options, calls or contracts of any character to acquire any of the foregoing capital stock, equity interests or securities from the issuer or holder thereof.
“FDA” means the United States Food and Drug Administration or any successor entity thereto.
“FINRA” has the meaning set forth in Section 4.4.
“Form S-1”, “Form S-3”, “Form S-4” or “Form S-8” means a Registration Statement on Form S-1, a Registration Statement on Form S-3, a Registration Statement on Form S-4, or a Registration Statement on Form S-8, as appropriate, under the Securities Act, or any successor forms thereto.
“GAAP” means generally accepted accounting principles in the United States applied on a consistent basis.
“Governmental Authority” means any federal, national, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

“Holder” means a holder of Registrable Securities who is a Party to this Agreement. A person is deemed to be a holder of Registrable Securities whenever such person beneficially owns Registrable Securities.
“HSR Act” has the meaning set forth in Section 6.7.2.
“IND” means any investigational new drug application, clinical trial application, clinical trial exemption or similar or equivalent application or submission for approval to conduct human clinical investigations filed with or submitted to a Governmental Authority in conformance with the requirements of such Governmental Authority.
“Indemnified Party” has the meaning set forth in Section 8.3.
“Indemnifying Party” has the meaning set forth in Section 8.3.
“Indication” means a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptoms associated with a disease or condition or a risk for a disease or condition. For the avoidance of doubt, all variants of a single disease or condition (e.g., variants of colon cancer or variants of prostate cancer), whether classified by severity or otherwise, shall be treated as the same Indication for purposes of this Agreement. Additionally, different uses for the same disease state shall be considered the same Indication (e.g., first-line treatment, treatment of metastatic disease and maintenance treatment).
“Initial Press Release” has the meaning set forth in Section 5.3.
“Intrexon” has the meaning set forth in the Preamble.
“Intrexon Common Stock” has the meaning set forth in Section 3.1.
“Intrexon Indemnitees” has the meaning set forth in Section 8.2.
“Intrexon Parties” has the meaning set forth in the Preamble.
“Intrexon Shares” has the meaning set forth in Section 3.1.
“Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any Governmental Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.
“Lock-up Period” has the meaning set forth in Section 4.7.
“Loss” means any costs, disbursements, obligations, taxes, liabilities, losses, claims, damages (including incidental or consequential, loss of future revenue or income or loss of business reputation or opportunity, diminution of value or settlement of any kind or nature),

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

deficiencies, demands, judgments, interests, fines, penalties, suits, actions, causes of action, assessments, awards and expenses (including reasonable legal, accounting and other professional fees and expenses, including reasonable costs of investigation and amounts paid in settlement, and costs and expenses incurred in enforcing a right of indemnification or contribution hereunder), whether or not involving a third party, that are actually imposed on or otherwise actually incurred or suffered by the specified Person.
“MAA” or “Marketing Authorization Application” means an application to the appropriate Governmental Authority for approval to market a Specified CAR-T Product (but excluding Pricing Approval) in any particular jurisdiction and all amendments and supplements thereto.
“Material Adverse Effect” has the meaning set forth in the Note.
“Nasdaq Stock Market” has the meaning set forth in the Note.
“National Securities Exchange” means a securities exchange that has registered with the SEC under Section 6 of the Exchange Act.
“Note” means the promissory note issued to ARES TRADING pursuant to Section 2, in the form attached hereto as Exhibit D.
“Note Consideration” means Twenty-Five Million Dollars ($25,000,000).
“Obligations” has the meaning set forth in Section 11.7.
“Offering Indemnified Party” has the meaning set forth in Section 4.4.6.
“Offering Indemnifying Party” has the meaning set forth in Section 4.4.6.
“Party” or “Parties” has the meaning set forth in the Preamble.
“Person” means an association, a corporation, an individual, a partnership, a limited liability company, a limited partnership, limited liability partnership, a trust or any other entity or organization or a Governmental Authority.
“Phase 4 Study” means any study or data collection effort in respect to any Specified CAR-T Product for a particular Indication that is initiated after receipt of Regulatory Approval for such Specified CAR-T Product for such Indication.
“Potential Claims” has the meaning set forth in Section 6.6.1.
“Precigen” has the meaning set forth in the Preamble.
“Precigen Board” has the meaning set forth in Section 4.6.1.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

“Precigen Common Stock” means the common stock of Precigen, Inc., $0.00001 par value per share.
“Precigen Financing” has the meaning set forth in the Note.
“Precigen Shares” means any Precigen Equity Securities issued pursuant to the Note.
“Pre-Closing Period” has the meaning set forth in Section 6.5.
“Pricing Approvals” means such mandatory governmental approvals, agreements, determinations or decisions establishing prices for the Specified CAR-T Products that can be charged and/or reimbursed in regulatory jurisdictions where the applicable Governmental Authorities approve or determine the price and/or reimbursement of pharmaceutical products.
“Public Offering Date” means the effectiveness of a Qualified IPO.
“Qualified Company Financing” has the meaning set forth in the Note.
“Qualified IPO” has the meaning set forth in the Note.
“Receiving Party” has the meaning set forth in Section 10.1.1.
“Register” means the filing and effectiveness of a registration of securities under the Securities Act.
“Registered” means a registration of securities under the Securities Act which has been filed and is effective.
“Registrable Securities” means Intrexon Shares owned by ARES TRADING as of the Closing Date immediately after giving effect to the Transactions and Shares of Intrexon Common Stock or Precigen Common Stock subsequently acquired by ARES TRADING or issuable to ARES TRADING upon conversion of the Note; provided, however, that any such Shares will cease to be Registrable Securities when (i) a Securities Act registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) such Registrable Securities are distributed to the public pursuant to Rule 144 under the Securities Act, as such rule may be amended from time to time, or any other similar regulation hereafter adopted by the Commission (“Rule 144”), or (iii) after such time as the Registrable Securities become eligible for resale without volume or manner-of-sale restrictions and without current public information requirements pursuant to Rule 144 and the issuer thereof has caused its transfer agent to remove any legends notated on the Registrable Securities pursuant to Section 5.1; provided further, however, that if such securities become ineligible for resale pursuant to Rule 144 under the foregoing circumstances due to ARES TRADING being deemed an Affiliate of an Intrexon

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Party, such securities shall again become Registrable Securities until such time as they thereafter cease to be Registrable Securities pursuant to any of the foregoing clauses (i), (ii) or (iii).
“Registration Statement” means each of the following: a Registration Statement contemplated by Section 4.4 of this Agreement, including, in each case, the prospectus, amendments and supplements to each such registration or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Regulatory Approval” or “Regulatory Approvals” means all approvals, including Pricing Approvals, necessary for the commercial sale of a Specified CAR-T Product in a given country or regulatory jurisdiction.
“Released Claims” has the meaning set forth in Section 6.6.1.
“Releasees” has the meaning set forth in Section 6.6.
“Representative” means, with respect to a specified Person, such Person’s Subsidiaries, directors, officers, Affiliates, partners, employees, agents, advisers or representatives, including, without limitation, attorneys, accountants, consultants, bankers, financial advisers and any representatives of such advisers.
“SEC” has the meaning set forth in Section 6.2.5.
“SEC Documents” has the meaning set forth in Section 6.2.5.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Selling Holder” means, with respect to any registration statement, any Holder whose Registrable Securities are included therein.
“Seller Indemnified Persons” has the meaning set forth in Section 4.4.6.
“Shares” means shares of Intrexon Common Stock or Precigen Common Stock, any interests therein and any Equity Securities issued or issuable with respect to such shares of Intrexon Common Stock or Precigen Common Stock by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise.
“Specified CAR-T Products” has the meaning set forth in Annex 1.
“Sublicensing Royalty” has the meaning set forth in Annex 1.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

“Subsidiary” means, with respect to any Person, any other Person in which such Person has a direct or indirect equity or ownership interest in excess of 50%.
“T-Cell” has the meaning set forth in Annex 1.
“Tax” means all taxes, duties, fees, premiums, assessments, imposts, levies, rates, withholdings, dues, government contributions and other charges of any kind whatsoever, whether direct or indirect, together with all interest, penalties, fines, additions to tax or other additional amounts, imposed by any Governmental Authority.
“Tax Return” means any return, declaration, report, form, claim for refund, statement, information return or statement or other document required to be filed with respect to Taxes including any schedule or attachment thereto, and including any amendment thereof or supplement thereto.
“Third Party” means any Person other than Intrexon, ARES TRADING or Precigen.
“Trading Day” means any day on which the Nasdaq Stock Market is open for customary trading.
“Transaction Agreements” means this Agreement, including all Exhibits and Annexes hereto, the Deed of Assignment, the Note and the other agreements, certificates and instruments executed or to be executed by a Party pursuant hereto or thereto in connection with the Closing.
“United States” or “US” means the United States of America, its territories and possessions.
“USD” or “$” means the lawful currency of the United States of America.
Article 2
ASSIGNMENT AND ASSUMPTION
2.1    Assignment and Assumption of Collaboration Agreement. At the Closing ARES TRADING and Intrexon will execute and deliver the Deed of Assignment in substantially the form attached hereto as Exhibit B. ARES TRADING will assign and transfer to Intrexon all of its right, title and interest in, and future obligations and future liabilities, to and under the Collaboration Agreement and Intrexon will accept such assignment and transfer, assume all of ARES TRADING's duties and future obligations and liabilities under the Collaboration Agreement and agree to pay, perform and discharge, as and when due, all of the future obligations and liabilities of ARES TRADING under the Collaboration Agreement. Intrexon and Precigen accept and agree to such assignment and assumption and agree that, upon the effectiveness of such assignment, transfer and assumption, (i) ARES TRADING shall be fully and forever irrevocably released from any and all duties or future obligations and liabilities (whether known or unknown) under the Collaboration Agreement, including, without limitation, under Sections 2.3(b) and 2.5 and Articles 4, 5, 6 and 7

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

of the Collaboration Agreement; (ii) all obligations of ARES TRADING under the Collaboration Agreement are terminated and deemed satisfied; and (iii) all duties or future obligations and liabilities of ARES TRADING under the Collaboration Agreement arising from the Closing Date shall be met, discharged and performed by Intrexon. All licenses granted or to be granted by ARES TRADING under the Collaboration Agreement (including, without limitation, under Section 2.3 thereof) are terminated and of no further force or effect. The Parties agree and acknowledge that there is and was no Joint IP (as defined in the Collaboration Agreement) or Terminated Product or Terminated Products (as defined in the Collaboration Agreement). The Parties further agree and acknowledge that, by reason of this Agreement, effective on the Closing Date, ARES TRADING shall no longer be deemed to be a party to the Collaboration Agreement. No Intrexon Party has or shall have any authority to impose any future obligation or liability on ARES TRADING or any of its Affiliates arising under or relating to the future performance of the Collaboration Agreement or to cause ARES TRADING or any of its Affiliates to incur any such future obligation or liability.
2.2    Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place remotely via teleconference, at 10:00 a.m. New York time, on December 28, 2018, after satisfaction or waiver of all of the conditions to Closing set forth in Article 7 hereof, or at such other time, place or date as the Parties mutually agree. The date upon which the Closing actually occurs is referred to herein as the “Closing Date.” The Closing shall become effective as of 11:59 p.m. New York time on the Closing Date.
Article 3
FINANCIAL PROVISIONS
3.1    Sale and Issuance of Intrexon Shares. As consideration for the rights granted by ARES TRADING under Section 2.1 to Intrexon, on the Closing Date, Intrexon shall issue and sell to ARES TRADING that number of shares (the “Intrexon Shares”) of common stock of Intrexon, no par value per share (the “Intrexon Common Stock”), which have a value equal to One Hundred Fifty Million Dollars ($150,000,000) calculated based on the volume weighted-average price of Intrexon Common Stock on the Nasdaq Stock Market for the consecutive ten (10) trading day period ending on the trading day prior to the Closing Date as reported by Bloomberg, L.P. in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading sessions on each such trading day.
3.2    Purchase and Sale of Note.
3.2.1    In exchange for the Note Consideration paid by ARES TRADING, on the Closing Date, the Intrexon Parties shall issue and sell to ARES TRADING the Note. The Note shall be in the form and contain terms as set forth on Exhibit D.
3.2.2    At the Closing, ARES TRADING shall pay to Intrexon the Note Consideration by wire transfer of immediately available funds.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

3.3    Specified CAR-T Products Royalties. Commencing upon the Closing Date, in accordance with the terms and conditions set forth in Annex 1 to this Agreement, Precigen shall pay to ARES TRADING the Earned Royalties and Sublicensing Royalties in respect of the Specified CAR-T Products.
Article 4
OTHER AGREEMENTS OF THE PARTIES
4.1    Use of Note Proceeds. The Note Consideration shall be used by the Intrexon Parties solely for activities of the Intrexon Parties directly related to the advancement of Precigen therapeutic programs.
4.2    Development and Commercialization of Specified CAR-T Products. The Intrexon Parties, jointly and severally, hereby covenant and agree that, as of and from the Closing Date, Precigen shall use Commercially Reasonable Efforts to (a) Develop, including seeking applicable Regulatory Approvals, the Specified CAR-T Products and (b) Commercialize any Specified CAR-T Products for which it has obtained Regulatory Approval.
4.3    Shares to Be Issued. Any Equity Securities of Intrexon or Precigen issued to ARES TRADING or any of its Affiliates pursuant to any of the Transaction Agreements shall be newly issued Equity Securities of Intrexon or Precigen, as applicable, and shall not include any treasury shares or treasury stock.
4.4    Registration Rights. The Registrable Securities shall have the benefit of the provisions set forth in this Section 4.4.
4.4.1    Registration of Intrexon Shares. No later than [*****] prior to the end of the Lock-up Period, Intrexon shall prepare and file with the SEC a Registration Statement covering the resale of the Registrable Securities as would permit the sale and distribution of all the Registrable Securities consisting of Intrexon Shares from time to time pursuant to Rule 415 in the manner reasonably requested by ARES TRADING. In the event any Intrexon Shares shall again become Registrable Securities pursuant to the final proviso to the definition of Registrable Securities, Intrexon, as reasonably requested by ARES TRADING, shall prepare and file with the SEC as promptly as practicable another Registration Statement covering the resale of such Registrable Securities as would permit the sale and distribution of all such Registrable Securities consisting of Intrexon Shares from time to time pursuant to Rule 415 in the manner reasonably requested by ARES TRADING. Any such Registration Statement prepared and filed pursuant to this Section 4.4.1 shall be on Form S-3 (except if Intrexon is not then eligible to Register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and Intrexon shall undertake to Register such Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that Intrexon shall use commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Registration Statement on Form S-3 covering such Registrable Securities has been declared effective by the SEC). Intrexon shall (a) if such Registration Statement is not automatically effective upon filing, use commercially reasonable efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof but in any event on or prior to the end of the Lock-up Period, and (b) use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities.
4.4.2    Registration of Intrexon Common Stock. In the event that ARES TRADING converts the Note into Intrexon Common Stock, then as promptly as practicable after the Conversion Date (as such term is defined in the Note), but in any event no later than [*****] prior to the end of the applicable Lock-up Period, Intrexon shall prepare and file with the SEC a Registration Statement covering the resale of such Registrable Securities as would permit the sale and distribution of all such Registrable Securities from time to time pursuant to Rule 415 in the manner reasonably requested by ARES TRADING. In the event any such Intrexon Common Stock shall again become Registrable Securities pursuant to the final proviso to the definition of Registrable Securities, Intrexon, as reasonably requested by ARES TRADING, shall prepare and file with the SEC as promptly as practicable another Registration Statement covering the resale of such Registrable Securities as would permit the sale and distribution of all such Registrable Securities from time to time pursuant to Rule 415 in the manner reasonably requested by ARES TRADING. Any such Registration Statement prepared and filed pursuant to this Section 4.4.2 shall be on Form S-3 (except if Intrexon is not then eligible to Register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and Intrexon shall undertake to Register such Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that Intrexon shall use commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering such Registrable Securities has been declared effective by the SEC). Intrexon shall (a) if such Registration Statement is not automatically effective upon filing, use commercially reasonable efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof, and (b) use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities.
4.4.3    Registration of Precigen Shares. In the event that ARES TRADING converts the Note into Precigen Common Stock in connection with a Qualified IPO, then promptly as practicable after the end of the Lock-Up Period, but in any event no later than [*****] prior to the end of the Lock-up Period, Precigen shall prepare and file with the SEC a Registration Statement covering the resale of the Registrable Securities consisting of Precigen Common Stock as would permit the sale and distribution of all such Registrable Securities consisting of Precigen Common

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Stock from time to time pursuant to Rule 415 in the manner reasonably requested by ARES TRADING. In the event any Precigen Common Stock shall again become Registrable Securities pursuant to the final proviso to the definition of Registrable Securities, Precigen, as reasonably requested by ARES TRADING, shall prepare and file with the SEC as promptly as practicable another Registration Statement covering the resale of such Registrable Securities as would permit the sale and distribution of all the Registrable Securities consisting of Precigen Common Stock from time to time pursuant to Rule 415 in the manner reasonably requested by ARES TRADING. Any such Registration Statement prepared and filed pursuant to this Section 4.4.3 shall be on Form S-3 (except if Precigen is not then eligible to Register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and Precigen shall undertake to Register such Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that Precigen shall use commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering such Registrable Securities has been declared effective by the SEC). Precigen shall (a) if such Registration Statement is not automatically effective upon filing, use commercially reasonable efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof and (b) use commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities.
4.4.4    Registration in a Precigen Financing. In the event that ARES TRADING converts the Note into Equity Securities of Precigen other than Precigen Common Stock in connection with a Precigen Financing, ARES TRADING shall be entitled to the customary registration rights related to the underlying Precigen Common Stock that are granted to the investors in the Precigen Financing [*****].
4.4.5    Other Provisions Applicable to Registration. In connection with any registration of Registrable Securities pursuant to this Section 4.4, Intrexon or Precigen, as applicable, shall:
(a)    use commercially reasonable efforts to ensure that (i) any Registration Statement filed pursuant to this Section 4.4 (a) complies in all material respects with the Securities Act and the rules and regulations thereunder, and (b) does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) any prospectus forming part of any such Registration Statement and any supplement to such prospectus does not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(b)    furnish ARES TRADING with a copy of the Registration Statement and all amendments thereto and supply ARES TRADING with copies of any prospectus included therein (including a preliminary prospectus and all amendments and supplements thereto), in each case including all exhibits, and such other documents as may be reasonably requested, in such quantities as may be reasonably necessary for the purposes of the proposed sale or distribution covered by such registration. Intrexon or Precigen, as applicable, hereby consents to the use in accordance with all applicable law of each such Registration Statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by ARES TRADING and the underwriters, if any, in connection with the offering and sale of the securities covered by such registration statement or prospectus;
(c)    (i) use commercially reasonable efforts to register or qualify the securities covered by such Registration Statement for sale under the securities laws of such states, if any, as is reasonably requested to permit the distribution of such securities and use commercially reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective and to do such other acts or things reasonably necessary to enable the disposition in such jurisdictions of the securities covered by the applicable registration statement in accordance with applicable “blue sky” securities laws of such jurisdictions; provided, however, that the Issuer will not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or become subject to taxation in any jurisdiction, and (ii) cooperate and assist in any filings required to be made with the Financial Industry Regulatory Authority, Inc. (“FINRA”);
(d)    cause the transfer agent and registrar of such issuer’s common stock to release, effective upon the effectiveness of such registration and receipt of a certification by ARES TRADING that the Registrable Securities sold by ARES TRADING are sold pursuant to the Registration Statement and in compliance with applicable prospectus delivery requirements, any stop transfer orders and other transfer restrictions relating to the securities upon the sale by ARES TRADING pursuant to such registration;
(e)    notify ARES TRADING promptly (and in any event within three (3) Trading Days):
(i)    when the prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii)    of any request by the SEC or any other federal or state Governmental Authority for any amendments or supplements to the Registration Statement or the prospectus;

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(iii)    of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;
(iv)    of the receipt of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose;
(v)    of the happening of any event which makes any statement made in the Registration Statement, the prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which requires changes in the Registration Statement, the prospectus, or any document incorporated therein by reference in order to make the statements therein not misleading; and
(vi)    of such issuer’s determination that a post-effective amendment to the Registration Statement would be required;
(f)    use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of a prospectus or suspending the qualification of any of the Registrable Securities included therein for sale in any jurisdiction (subject to the proviso at the end of Section 4.4.5(c)(i)), and, in the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction (subject to the proviso at the end of Section 4.4(c)(i)), use its commercially reasonable efforts to promptly obtain the withdrawal of any such order;
(g)    [RESERVED]
(h)    as promptly as reasonably practicable, if required, based on the advice of such issuer’s counsel, or upon the occurrence of any event contemplated by Section 4.4.5(e)(ii), prepare and file a supplement or post-effective amendment to the registration statement, the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and
(i)    use its commercially reasonable efforts to (A) cause all securities covered by the Registration Statement to be listed on each securities exchange on which identical securities issued by such issuer are then listed if requested by ARES TRADING, (B) provide and cause to be maintained a transfer agent and registrar for all securities covered

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

by such Registration Statement, and (C) use its commercially reasonable efforts to provide a CUSIP number for the securities by the effective date of the registration statement.
4.4.6    Indemnification and Contribution.
(a)    Intrexon or Precigen, as applicable, agrees to indemnify to the fullest extent permitted by law and hold harmless ARES TRADING, each of its Affiliates and each of its and their directors, officers, agents, Representatives, equity owners and employees, each Person who controls ARES TRADING within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, Representatives, agents or employees of each such controlling person (each or all of the foregoing, as the context requires, the “ARES Indemnified Persons”) against any and all Losses to which any such Ares Indemnified Persons may become subject under the Securities Act or any other statute or common law or otherwise, insofar as any such Losses will arise out of, be caused by or will be based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the sale of the Registrable Securities covered thereby, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (as amended or supplemented if such issuer will have filed with the SEC any amendment thereof or supplement thereof), if used prior to the effective date of such Registration Statement, or contained in the prospectus (as amended or supplemented if such issuer will have filed with the SEC any amendment thereof or supplement thereof, including the information deemed part of such Registration Statement pursuant to Rule 430A promulgated under the Securities Act), if used within the period during which such issuer will be required to keep the registration statement to which such prospectus relates current pursuant to the terms of this Agreement, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing indemnification agreement will not apply to such Losses which arise from the sale of Registrable Securities to any Person if such Losses arise out of, were caused by or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, (i) if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Issuer by ARES TRADING specifically for use in connection with the preparation of the Registration Statement or any preliminary prospectus or prospectus contained in the Registration Statement or any such amendment thereof or supplement thereto; (ii) if such untrue statement or omission was made in any preliminary prospectus to the extent that (a) the prospectus corrected such untrue statement or such omission and (b) the underwriter or ARES TRADING was legally required to and failed to send, deliver or make available a copy of the prospectus with or prior to the delivery of written confirmation of the sale by such underwriter or ARES TRADING to the Person asserting the claim from which such Losses arise; or (iii) if any

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

such Losses arise out of, are caused by or are based upon an untrue statement or omission in the prospectus, to the extent that (x) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (y) having previously been furnished by or on behalf of such issuer with copies of the prospectus as so amended or supplemented, such underwriter or ARES TRADING was legally required to and thereafter fails to deliver such prospectus as so amended or supplemented as required by applicable law, prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim from which such Losses arise and such issuer timely made the prospectus available to such underwriter or ARES TRADING in accordance with this Agreement. This indemnity will be in addition to any other indemnification arrangements to which such Issuer may otherwise be a party.
(b)    ARES TRADING agrees to indemnify to the fullest extent permitted by law and hold Intrexon or Precigen, as applicable, its directors, officers, agents, Representatives and employees, each Person who controls such issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the directors, officers, agents, Representatives or employees of such controlling persons (each or all of the foregoing, as the context requires, the “Seller Indemnified Persons”) harmless against any and all Losses to which any such Seller Indemnified Person may become subject under the Securities Act or any other statute or common law or otherwise, insofar as any such Losses arise out of, were caused by or based upon any untrue statement of a material fact contained in any Registration Statement, prospectus or form of prospectus, or arising out of, caused by or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the preliminary prospectus and the prospectus, in each case, including amendments or supplements, in light of the circumstances in which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Selling Holder to the Issuer expressly for use in such Registration Statement or prospectus; provided, however, that in no event will the liability of ARES TRADING hereunder be greater in amount than the dollar amount of the proceeds (net of the payment of underwriting discounts and commissions paid, payable or incurred by ARES TRADING) received by the Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Intrexon Parties and ARES TRADING will be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any prospectus or Registration Statement.
(c)    Any Person entitled to indemnity or contribution under this Section 4.4.6 (an “Offering Indemnified Party”) will give prompt written notice to the party from which such indemnity is sought (the “Offering Indemnifying Party”) of any claim or of the commencement of any proceeding with respect to which such Offering

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure so to notify the Offering Indemnifying Party will not relieve the Offering Indemnifying Party from any obligation or liability, except to the extent that the Offering Indemnifying Party has been prejudiced materially by such failure. The Offering Indemnifying Party will have the right to assume the defense of any such claim or proceeding at the Offering Indemnifying Party’s expense, with counsel reasonably satisfactory to such Offering Indemnified Party, exercisable by giving written notice to an Offering Indemnified Party promptly after the receipt of written notice from such Offering Indemnified Party of such claim or proceeding; provided, however, that under such circumstances an Offering Indemnified Party will have the right to employ separate counsel in any such claim or proceeding and to participate in the defense thereof, at the expense of such Offering Indemnified Party, unless: (i) the Offering Indemnifying Party agrees to pay such fees and expenses; or (ii) the Offering Indemnifying Party fails promptly to assume the defense of such claim or proceeding; or (iii) the Offering Indemnified Party will have been advised by counsel that (A) there may be one or more material defenses available to such Offering Indemnified Party that are different from or additional to those available to the Offering Indemnifying Party or its Affiliates, or (B) a conflict of interest likely exists if such counsel represents such Offering Indemnified Party and such Offering Indemnifying Party or its Affiliate. If such Offering Indemnified Party notifies the Offering Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Offering Indemnifying Party as specified above, the Offering Indemnifying Party will not have the right to assume the defense thereof, it being understood, however, that the Offering Indemnifying Party will not, in connection with any one such claim or proceeding, or separate but substantially similar or related claims or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel which such counsel will be designated by the Offering Indemnified Party and be reasonably acceptable to the Offering Indemnifying Party) at any time for such Offering Indemnified Party, or for fees and expenses that are not reasonable. Whether or not such defense is assumed by the Offering Indemnifying Party, no Offering Indemnifying Party will be subject to any liability for any settlement made without its consent (which consent will not be unreasonably withheld). The Offering Indemnifying Party will not consent to entry of any judgment or settle or compromise any pending or threatened claim, action or proceeding, unless it contains as an unconditional term thereof the giving by the claimant or plaintiff to the Offering Indemnified Party of a release, in form and substance satisfactory to the Offering Indemnified Party, from all liability in respect of such claim or litigation for which such Offering Indemnified Party would be entitled to indemnification hereunder. The Offering Indemnifying Party’s liability to any Offering Indemnified Party hereunder will not be extinguished solely because any other Offering Indemnified Party is not entitled to indemnity hereunder.
(d)    If the indemnification provided for in this Section 4.4.6 is unavailable to an Offering Indemnified Party in respect of any Losses or is insufficient to hold such

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Offering Indemnified Party harmless, then, except to the extent that contribution is not permitted under the Securities Act, each applicable Offering Indemnifying Party will contribute to the amount paid or payable by such Offering Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Offering Indemnifying Party, on the one hand, and such Offering Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations appropriate under the circumstances. The relative fault of such Offering Indemnifying Party, on the one hand, and such Offering Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission to state a material fact, has been taken or made by, or relates to information supplied by, such Offering Indemnifying Party or Offering Indemnified Party, and the parties’ relative intent, knowledge, access to information concerning the matter with respect to which the claim was asserted and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.4.6 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this clause (d). Notwithstanding the provisions of this Section 4.4.6, ARES TRADING shall not be required to contribute any amount in excess of the amount by which the proceeds (net of the payment of underwriting discounts and commissions paid, payable or incurred by ARES TRADING) received by such Selling Holder from the sale of Registrable Securities exceeds the amount of any damages that ARES TRADING has otherwise been required to pay or contribute by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)    The indemnity and contribution agreements contained in this Section 4.4.6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
4.5    Shareholder Rights Plans; Anti-Takeover Measures. No claim shall be made or enforced by either of the Intrexon Parties or any of their Affiliates, or with the consent of either of the Intrexon Parties, any other person, that ARES TRADING or any of its Affiliates is an “acquiring person” or “interested shareholder” under any control share acquisition, business combination, affiliated transactions, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect with respect or applicable to either of the Intrexon Parties, including, without limitation, under Section 203 of the General Corporation Law of the State of Delaware or the provisions of the Virginia Stock Corporation Act, or that ARES TRADING or any of its Affiliates could be deemed to trigger the provisions of any such plan or arrangement, in either

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

case applying or purporting to apply to this Agreement or any of the transactions contemplated by this Agreement, solely by virtue of receiving Intrexon Common Stock or Precigen Equity Securities under the Transaction Agreements and assuming that neither ARES TRADING nor any of its Affiliates have acquired Intrexon Common Stock or Precigen Equity Securities outside of the Transaction Agreements or the transactions envisioned therein. The Intrexon Parties and their respective boards of directors have taken or will take prior to the issuance of any Intrexon Shares or any Equity Securities of Intrexon or Precigen upon conversion of the Note all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under such Party’s articles or certificate of incorporation, as the case may be, or the laws of the state of its incorporation, which is or could become applicable to ARES TRADING or any of its Affiliates solely as a result of the issuance of the Intrexon Shares and any Equity Securities issued upon conversion of the Note.
4.6    Precigen Board Designation Right.
4.6.1    Commencing at any time that ARES TRADING or its Affiliates collectively beneficially own greater than [*****] of the then outstanding Shares of voting stock of Precigen (the “Board Right Vesting Date”) and at any time thereafter that ARES TRADING or its Affiliates collectively beneficially own [*****] of the Precigen Shares (as adjusted for any stock splits, stock dividends, recapitalizations or similar transaction) that ARES TRADING or its Affiliates owned on the Board Right Vesting Date, ARES TRADING shall have the right, by delivery of written notice to Precigen (a “Director Designation Notice”), to designate for nomination for election to the Precigen board of directors (the “Precigen Board”) one (1) individual (an “ARES Nominee”), which individual shall not be an officer, director or employee of or consultant to ARES TRADING or any of its Affiliates or have any other pecuniary or personal relationship with ARES TRADING or any of its Affiliates which would render such ARES Nominee not independent of ARES TRADING, as such term is commonly applied and understood, and shall have the standard, customary, reasonable and appropriate qualifications to serve as a director of Precigen which Precigen applies to outside directors, in the reasonable determination of the Precigen Board.
4.6.2    As soon as reasonably practicable following receipt of the initial Director Designation Notice, Precigen agrees to nominate and elect such Designated Director Nominee to fill any vacancy on the Precigen Board and if necessary, to expand the size of the Precigen Board to create such vacancy. Thereafter, at each annual meeting of Precigen stockholders at which members of the Precigen Board are to be elected, or whenever action is to be taken by written consent for such purposes, Precigen agrees to nominate and recommend for election one (1) Designated Director Nominee designated by ARES TRADING. Each Intrexon Party agrees to vote, or cause to be voted, all Precigen Voting Securities that such Intrexon Party owns, or over which such Intrexon Party has direct or indirect voting or other control, from time to time and at all times, in whatever manner as shall be necessary to elect the ARES Nominee to the Precigen Board.  “Precigen Voting Securities” means all securities of Precigen, holders of which are entitled to vote

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

for members of the Precigen Board, including without limitation, all Precigen Shares, by whatever name called, now owned or subsequently acquired by such Intrexon Party, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.
4.6.3    In the event any Designated Director Nominee designated by ARES TRADING is unable to serve as a nominee for election as a director or to serve as a director, for any reason, ARES TRADING shall have the right to submit to Precigen for nomination the name of a replacement for such Designating Party’s Designee and who shall serve as the nominee for election as director or serve as director. Should the ARES Nominee resign, be removed or die, a replacement ARES Nominee shall be selected in the manner set forth in Sections 4.6.1 and 4.6.2.
4.7    Lock-Up. At all times during the period commencing on the date of issuance of the Intrexon Shares or any Shares of Intrexon Common Stock or Precigen Equity Securities issued to ARES TRADING upon conversion of the Note and ending on the date that is one hundred eighty (180) days thereafter (a “Lock-up Period”), ARES TRADING shall not, and shall cause its Affiliates not to, without the prior written consent of the issuer thereof, offer, pledge, sell, contract to sell, or otherwise transfer or dispose of any Intrexon Shares issued to ARES TRADING on the Closing Date pursuant to this Agreement or any Shares of Intrexon Common Stock or Precigen Equity Securities issued to ARES TRADING upon conversion of the Note; provided, however, that this Section 4.7 shall not (i) apply to any transfer of Intrexon Shares or Precigen Shares by ARES TRADING to any of its Affiliates during the Lock-up Period, provided that as a condition of such transfer, such Affiliate agrees to be bound by the provisions of this Section 4.7 to the same extent as ARES TRADING; or (ii) prohibit or otherwise restrict the ability of ARES TRADING or its Affiliates to enter into a swap, hedge, or other arrangement that transfers to another, in whole or in part, the economic consequences of ownership of any Intrexon Shares or Precigen Shares; or (iii) impair any right of ARES TRADING to request or require any registration pursuant to Section 4.4 of this Agreement so long as ARES TRADING does not sell the Registrable Securities subject to such registration during the relevant Lock-Up Period. In the event Intrexon or Precigen consummates a Qualified Company Financing, a Precigen Financing or a Qualified IPO, any Lock-up Period in effect restricting transfers of Equity Securities of the same type and class as those offered and sold to Third Party investors in such Qualified Company Financing, Precigen Financing or Qualified IPO shall be extended to terminate on the date Randal J. Kirk is not subject to a materially similar lock-up obligation in respect of such type and class of securities, up to a maximum period of 18 consecutive months from the date of issuance of such Registrable Securities to ARES TRADING, including any days remaining in such pending Lock-up Period. Notwithstanding any other provision of this Section 4.7, this Section 4.7 shall not prohibit or restrict any disposition of Intrexon Equity Securities by ARES TRADING into (a) a tender offer or a merger or binding share exchange effected by a Third Party that if completed in accordance with its terms would result in a Change of Control or (b) an issuer tender offer by Intrexon or Precigen, as applicable. All restrictions pursuant to this Section 4.7 shall terminate upon (a) a Change of Control of the issuer of the securities subject to

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

such restrictions, (b) a liquidation or dissolution of subject issuer; and (c) the date on which the subject class of securities ceases to be Registered pursuant to Section 12 of the Exchange Act.
4.8    Limitations on Intrexon Shares. In no event shall the number of shares of Intrexon Common Stock issuable under the terms of the Transaction Agreements be greater than 27,800,000 or such greater amount as constitutes 19.99% of the outstanding shares of Intrexon Common Stock as of the date of this Agreement (the “Nasdaq Share Limit”). In furtherance of the foregoing, if (i) as of immediately prior to the completion of the Closing Date the number of Intrexon Shares that would be issuable pursuant to the formula set forth in Section 3.1 is greater than the Nasdaq Share Limit, then the number of Intrexon Shares issuable pursuant to this Agreement shall be reduced to a number equivalent to the Nasdaq Share Limit until such time as Intrexon obtains the consent set forth in the third sentence of this Section 4.8 or (ii) at any time upon conversion of the Note into Intrexon Common Stock the aggregate number of shares of Intrexon Common Stock issuable pursuant to the Transaction Agreements would exceed the Nasdaq Share Limit, then the number of shares of Intrexon Common Stock issuable pursuant to the Note shall be reduced to a number such that the aggregate number of shares of Intrexon Common Stock issued pursuant to the Transaction Agreements does not exceed the Nasdaq Share Limit until such time as Intrexon obtains the consent set forth in the third sentence of this Section 4.8. Promptly upon determination (which, in any event, shall be no more than [*****] after such determination) that the number of shares of Intrexon Common Stock that would be issuable on the Closing Date or upon conversion of the Note the aggregate number of shares of Intrexon Common Stock issuable pursuant to the Transaction Agreements would exceed the Nasdaq Share Limit, Intrexon shall take all action necessary to obtain the shareholder approval required pursuant to Rule 5635 of the Nasdaq Stock Market. If Intrexon cannot obtain the consent described in the foregoing sentence, despite taking all actions necessary to obtain such consent, it shall promptly pay ARES TRADING, by wire transfer of immediately available funds to an account designated by ARES TRADING, an amount equal to the Nasdaq Share Limit Shortfall. “Nasdaq Share Limit Shortfall” means USD equal to (i) with respect to Intrexon Shares, the value the Intrexon Shares which would have been issuable pursuant to this Agreement but for the provisions of the first sentence of this Section 4.8, with such value determined pursuant to the formula set forth in Section 3.1; and (ii) with respect to shares of Intrexon Common Stock issuable upon conversion of the Note, the product of the number of shares of Intrexon Common Stock which would have been issuable upon conversion of the Note but for the provisions of the first sentence of this Section 4.8, multiplied by the Conversion Price (as defined in the Note).
4.9    Commercially Reasonable Efforts to Amend Collaboration Agreement. The Inrexon Parties will use commercially reasonable efforts to amend or amend and restate the Collaboration Agreement prior to the [*****] anniversary of the Closing Date to reflect the removal of ARES TRADING as a party. Notwithstanding the foregoing, but subject to the other terms of the Transaction Agreements, the Intrexon Parties’ duty under the foregoing sentence shall not require any such Party to expend cash (other than reasonable attorneys’ fees and transaction expenses), to undertake litigation or to relinquish or divest any material benefit, right or property.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Article 5
LEGENDS; PUBLIC ANNOUNCEMENTS
5.1    Legends. ARES TRADING understands that the Intrexon Shares and any Intrexon Equity Securities or Precigen Equity Securities issuable upon the conversion of the Note, to the extent such Shares are issued to ARES TRADING in a transaction not involving a public offering, may be notated with one or all of the following legends:
(a)    “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO INTREXON THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”; or
(b)    any legend required by the securities Laws of any state to the extent such Laws are applicable to the Shares represented by the certificate, instrument, or book entry so legended.
5.2    Legend Removal. Intrexon and Precigen agree that at such time as any legend set forth in Section 5.1 is no longer required in respect of any Shares issued to ARES TRADING pursuant to the Agreement, the Issuer of such Shares bearing such legend will, no later than three (3) Trading Days following receipt by such Issuer of (a) a written request by ARES TRADING to such Issuer or such Issuer’s transfer agent to have such legend removed and (b) such customary representations, notices and other documentation as is reasonably requested by such Issuer or its transfer agent (including an opinion of securities counsel to ARES TRADING, reasonably satisfactory to Intrexon and its transfer agent), deliver or cause to be delivered to ARES TRADING a certificate representing such Shares that is free from such legend, or, in the event that such Shares are uncertificated, remove any such legend in the Issuer’s stock records. Neither Intrexon nor Precigen may make any notation on its records or give instructions to its transfer agent that enlarge the restrictions on transfer contained in this Agreement.
5.3    Public Announcements. Following execution and delivery of this Agreement by all Parties hereto, each of ARES TRADING and the Intrexon Parties shall be entitled to issue a press release, subject in each case to the prior review and approval of the other Parties (each, an “Initial Press Release”). Further, each of ARES TRADING and the Intrexon Parties shall be entitled to issue a press release consistent with their respective Initial Press Release following the Closing. Thereafter, the Intrexon Parties and ARES TRADING shall consult with each other before they or any of their respective Affiliates issue any other press release with respect to this Agreement or the transactions contemplated hereby and neither the Intrexon Parties nor ARES TRADING, nor any of their respective Affiliates, shall issue any such press release or make any such public statement

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

with respect thereto without the prior consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that any party hereto may, without the prior consent of the other parties, issue such press release or make such public statement as may upon the advice of counsel be required by Law or by the rules of the Nasdaq Stock Market, any other National Securities Exchange, the Frankfurt Stock Exchange or any other stock exchange on which such Party’s securities are listed or any automated quotation system on which such securities are quoted, provided that, to the extent time permits and to the extent legally permissible, any party issuing such a release or making such public statement has used all commercially reasonable efforts to consult with the other parties prior thereto.
Article 6
REPRESENTATIONS, WARRANTIES AND COVENANTS
6.1    Mutual Representations and Warranties. Each Party represents and warrants to the other Parties that, as of the date hereof and the Closing Date:
6.1.1    such Party is duly organized and validly existing under the Laws of the jurisdiction of its incorporation or organization;
6.1.2    such Party has taken all action necessary to authorize the execution and delivery of the Transaction Agreements to which they are party and (subject to satisfaction of Section 7.1.6 hereof) the performance of its obligations under such Transaction Agreements, including, with respect to Intrexon (as to which ARES TRADING makes no representation or warranty), the issuance, sale and delivery of the Intrexon Shares and, with respect to each of the Intrexon Parties (as to which ARES TRADING makes no representation or warranty), the issuance, sale and delivery of the Note and the issuance and delivery of the Equity Securities issuable upon conversion of the Note, have been, or will be on or prior to their issuance, duly authorized by all necessary corporate action on the part of such Party, and all such Shares have been duly reserved for issuance.
6.1.3    the Transaction Agreements are a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of such Transaction Agreements, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other Laws relating to or affecting creditors’ rights generally and by general equitable principles;
6.1.4    such Party has all right, power and authority to enter into the Transaction Agreements to which they will be a party, to (subject to satisfaction of Section 7.1.6 hereof) perform its obligations under such Transaction Agreements, including, with respect to Intrexon, the issuance, sale and delivery of the Intrexon Shares and, with respect to each of the Intrexon Parties, the issuance, sale and delivery of the Note and the issuance and delivery of the Equity Securities issuable upon conversion of the Note;

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

6.1.5    the execution, delivery and performance by such Party of the Transaction Agreements to which it is a party and the consummation by such Party of the transactions contemplated hereby or thereby (including, without limitation, with respect to each of the Intrexon Parties, the issuance of the Shares) do not and will not (i) conflict with or violate any provisions of such Party’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any lien upon any of the properties or assets of such Party or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material contract, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Authority to which such Party is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by such Party herein, of any self-regulatory organization to which such Party or its securities are subject), or by which any property or asset of such Party is bound or affected, except in the case of clauses (ii) and (iii) such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and in the case of clause (iii) with respect to any filings under the HSR Act (including how the transactions described herein would fare under review pursuant to the HSR Act) or under the DPA; and
6.1.6    except as set forth on Schedule 6.1.6 and in Section 6.2.2 (as to which ARES TRADING makes no representation or warranty) and in Section 6.3.9 (as to which the Intrexon Parties make no representation or warranty), and except with respect to (i) any filings required, and waiting period expirations or terminations under, the HSR Act or (ii) any filing required under the DPA, the execution, delivery or performance by it of the Transaction Agreements does not require any consent, order, approval or authorization of, notification or submission to, filing with, license or permit from, or exemption or waiver by, any Governmental Authority or any other person, except for such consents, approvals and filings which the failure of such Party, to make or obtain would not, individually or in the aggregate, constitute a Material Adverse Effect.
6.2    Representation and Warranties of Intrexon Parties. Intrexon and (other than with respect to Section 6.2.3, 6.2.6 and Sections 6.2.8-6.2.12) Precigen represent and warrant to ARES TRADING that, as of the date hereof and the Closing Date:
6.2.1    the Intrexon Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in the Transaction Agreements, and the Intrexon Equity Securities and the Precigen Equity Securities issuable upon conversion of the Note, when issued, sold and delivered upon such conversion, will be duly and validly issued, fully paid and nonassessable, and free of restrictions on transfer other than restrictions created under applicable state and federal securities laws and liens or encumbrances created by or imposed by ARES TRADING. Assuming the accuracy of the representations and warranties of ARES TRADING contained in Section 6.3, (a) subject to the consents, approvals and filings described in Section 6.1.5, the Shares will be issued in compliance with all applicable federal and state securities laws and (b)

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

no registration of the Intrexon Shares under the Securities Act and any applicable state securities law is required for the offer and sale of the Intrexon Shares to ARES TRADING in the manner contemplated by the Transaction Agreements;
6.2.2    [RESERVED]
6.2.3    the authorized capital stock of Intrexon consists of (i) 200,000,000 shares of Intrexon Common Stock of which as of November 30, 2018, (x) 139,253,265 shares were issued and outstanding, (y) 11,109,696 shares are issuable upon the exercise of stock options outstanding, 970,341 shares are issuable pursuant to outstanding restricted stock unit awards, 5,197,149 shares are available for future issuance under Intrexon’s stock incentive plan, and 133,264 shares are issuable upon the exercise of warrants outstanding, and (ii) 25,000,000 shares of Series A Preferred Stock, no par value, of which as of November 30, 2018, no shares were issued and outstanding;
6.2.4    Intrexon has Registered the Intrexon Common Stock pursuant to Section 12(b) of the Exchange Act. The Intrexon Common Stock is currently listed on Nasdaq Stock Market. Intrexon has not taken any action designed to, or which is likely to have the effect of, terminating the registration of the Intrexon Common Stock under the Exchange Act or delisting the Intrexon Common Stock from the Nasdaq Stock Market. Intrexon has not received any notification that, and has no knowledge that, the SEC or the Nasdaq Stock Market is contemplating terminating such listing or registration;
6.2.5    Intrexon has filed or furnished all forms, documents and reports required to be filed or furnished by it with the Securities and Exchange Commission (the “SEC”) on a timely basis since January 1, 2018 (together with any documents so filed or furnished during such period on a voluntary basis, in each case as may have been amended, the “SEC Documents”). When so filed or furnished, each of the SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, except as set forth on Schedule 6.2.5. As of the date filed or furnished with the SEC, none of the SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no outstanding or unresolved comments received from the SEC with respect to any of the SEC Documents. Intrexon has never been an issuer subject to Rule 144(i) under the Securities Act. Each of the material contracts to which Intrexon is a party or to which the property or assets of Intrexon are subject has been filed as an exhibit to the SEC Documents;
6.2.6    the consolidated financial statements (including all related notes and schedules) of Intrexon included in the SEC Documents, fairly present in all material respects the consolidated financial position of Intrexon and its consolidated subsidiaries, as at the respective dates thereof, and the consolidated results of their operations, their consolidated cash flows and changes in stockholders’ equity for the respective periods then ended and were prepared in all material respects in conformity with GAAP (except, in the case of the unaudited financial statements,

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

as permitted by the SEC) applied on a consistent basis during the periods referred to therein (except as may be indicated therein or in the notes thereto). Since January 1, 2018, subject to any applicable grace periods, Intrexon has been and is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable rules and regulations of the Nasdaq Stock Market, except as set forth on Schedule 6.2.5;
6.2.7    except as specifically disclosed in SEC Documents filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) Intrexon has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Intrexon’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) Intrexon has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) Intrexon has not declared or made any dividend or distribution of cash, shares of capital stock or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) Intrexon has not issued any equity securities to any officer, director or Affiliate, except Intrexon Common Stock issued pursuant to existing Intrexon equity incentive plans or executive and director compensation arrangements disclosed in the SEC Documents;
6.2.8    Intrexon is not, and immediately after receipt of payment for the Intrexon Shares, will not be or be an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Intrexon shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended;
6.2.9    no Person has any right to cause Intrexon to effect the registration under the Securities Act of any securities of Intrexon other than those securities which are currently Registered on an effective registration statement on file with the SEC;
6.2.10    Intrexon has not, in the twelve (12) months, received written notice from the New York Stock Exchange of the Nasdaq Stock Market, as applicable, to the effect that Intrexon is not in compliance with the listing or maintenance requirements of such securities exchange. The Company is in compliance with all listing and maintenance requirements of the Nasdaq Stock Market on the date hereof;
6.2.11    Intrexon and the Intrexon Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, affiliated transactions, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of the State of Virginia that is or would reasonably be expected to become applicable to ARES TRADING or any of its Affiliates as a result of ARES TRADING or its Affiliates and Intrexon fulfilling their obligations or exercising their rights under the Transaction Agreements, including, without limitation, Intrexon’s issuance of the Intrexon Shares and other Equity Securities issuable upon conversion of the Note and ARES

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

TRADING’s ownership of the Intrexon Shares and any other Equity Securities issuable to ARES TRADING upon conversion of the Note; and
6.2.12    assuming the accuracy of ARES TRADING’s representations and warranties set forth in Section 6.3, none of Intrexon, the Intrexon Parties nor any of their Affiliates or any person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Equity Securities or solicited any offers to buy any Equity Securities under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by Intrexon or Precigen of the Intrexon Shares or Precigen Shares as contemplated hereby, or (ii) cause the offering of the Intrexon Shares pursuant to the Transaction Agreements to be integrated with prior offerings by Intrexon for purposes of any applicable law, regulation or stockholder approval provisions, including, without limitation, under the rules and regulations of the Nasdaq Stock Market.
6.3    Representation and Warranties of ARES TRADING. ARES TRADING hereby represents and warrants to the Intrexon Parties that, as of the date hereof and the Closing Date:
6.3.1    ARES TRADING is acquiring the Intrexon Shares and the Note and will acquire any Equity Securities issuable upon conversion of the Note for its own account, for investment and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act;
6.3.2    ARES TRADING is, and expects to be at the time of acquiring any Equity Securities issuable upon conversion of the Note, an “accredited investor,” as that term is as defined in Rule 501(a) of Regulation D under the Securities Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investment in the Intrexon Shares and the Note (including any Equity Securities issuable upon conversion thereunder) and is capable of bearing the economic risks of such investment;
6.3.3    ARES TRADING and its advisers have been (i) furnished with all materials relating to the business, finances and operations of Intrexon, and materials relating to the offer and sale of the Intrexon Shares and the Note that have been requested by ARES TRADING or its advisers and (ii) afforded the opportunity to ask questions of Intrexon’s management concerning Intrexon, the Intrexon Shares, the Note and the activities of Intrexon under the Collaboration Agreement; provided, however, no investigation or due diligence review by ARES TRADING or any of its Affiliates shall alter, diminish or impair the right or ability of ARES TRADING to rely upon the representations and warranties of the Intrexon Parties;
6.3.4    ARES TRADING understands that, as of the date of this Agreement, the sale or re-sale of the Intrexon Shares, the Note and the Equity Securities issuable upon conversion thereof have not been Registered under the Securities Act or any applicable state securities laws, and the Intrexon Shares, the Note and the Equity Securities issuable upon conversion thereof may not be offered, sold or otherwise transferred unless (i) the Intrexon Shares, the Note or the Equity Securities

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

issuable thereunder, as applicable, are offered, sold or transferred pursuant to an effective registration statement under the Securities Act, or (ii) the Intrexon Shares, the Note or the Equity Securities issuable upon conversion thereof, as applicable, are offered, sold or transferred pursuant to an exemption from registration under the Securities Act and any applicable state securities laws;
6.3.5    neither ARES TRADING, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder engaged in any general solicitation or published any advertisement in connection with the offer and sale of the Intrexon Shares or the Note;
6.3.6    the principal offices of ARES TRADING and the offices of ARES TRADING in which it made its decision to purchase the Intrexon Shares and the Note are located at the address set forth in Section 11.7;
6.3.7    it possesses sufficient rights to enable ARES TRADING to grant all rights it purports to grant to Intrexon under the Transaction Agreements;
6.3.8    it has not granted any right or license to any Third Party under the Collaboration Agreement that conflicts with the rights granted to Intrexon hereunder; and
6.3.9    [RESERVED]
6.4    Disclaimer of Representations and Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 6 (A) NO REPRESENTATION, CONDITION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF INTREXON OR ARES TRADING AND (B) ALL OTHER CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING ANY CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.
6.5    Compliance with Collaboration Agreement. During the period beginning on the Agreement Date and ending on the Closing Date (the “Pre-Closing Period”), each of the Intrexon Parties and ARES TRADING (each, a “Collaboration Agreement Party” and, collectively, the “Collaboration Agreement Parties”) (a) shall comply with all terms and conditions of the Collaboration Agreement in all material respects; and (b) shall not take any action or omit to take any action that would reasonably be expected to constitute a breach or default by such Collaboration Agreement Party or its Affiliates of or under the Collaboration Agreement. Any breach or default by a Collaboration Agreement Party or its Affiliates of this Section 6.5 which (i) could reasonably be expected to result in a Collaboration Agreement Party or its Affiliates losing any licensing or sublicensing rights under the Collaboration Agreement or (ii) remains uncured beyond the applicable cure period, is uncurable or gives rise to a right of termination in favor of any Third Party thereunder shall constitute a material breach of this Agreement. Each Collaboration Agreement Party shall, subject to the terms of the Collaboration Agreement, promptly notify the other Collaboration

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Agreement Parties in writing of any written allegations of breach or default under the Collaboration Agreement by any other party thereto, to the extent such a breach or default would reasonably be expected to adversely affect the rights and licenses granted to such party pursuant to this Agreement. No Collaboration Agreement Party may amend, modify or supplement the terms of, or waive any rights under, or terminate the Collaboration Agreement without the prior written consent of the other Collaboration Agreement Parties where and to the extent that any such amendment, modification, supplement, waiver or termination would reasonably be expected to adversely affect the rights and licenses granted to such other Collaboration Agreement Party pursuant to this Agreement.
6.6    Mutual Release and Covenant Not to Sue.
6.6.1    Each of the Collaboration Agreement Parties, on behalf of itself, its predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of the foregoing, affiliates and assigns, and its and their past, present, and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, insurers, managers, representatives, assigns and successors in interest, and all persons acting by, through, under or in concert with them, and each of them, hereby irrevocably and forever release and discharge the other Collaboration Agreement Parties, together with their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of the foregoing, affiliates and assigns and its and their past, present, and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives, assigns and successors in interest, and all persons acting by, through, under or in concert with them, and each of them (the “Releasees,” as applicable), from all known and unknown charges, complaints, claims, grievances, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, wages, medical costs, pain and suffering, mental anguish, emotional distress, expenses (including attorneys’ fees and costs actually incurred) and punitive damages, of any nature whatsoever, known or unknown, which any Collaboration Agreement Party has, or may have had, against any other Collaboration Agreement Party, whether or not apparent or yet to be discovered, or which may hereafter develop (“Potential Claims”), for any acts or omissions, prior to the Closing Date, related to or arising from the Collaboration Agreement (the “Released Claims”). For avoidance of doubt, the Released Claims shall not include any Potential Claims: (a) for acts or omissions that occur on or after the Effective Date; or (b) related to or arising from any rights or obligations set forth in the Transaction Agreements, including Article 8 hereof.
6.6.2    Each Collaboration Agreement Party agrees and hereby covenants that it will not, directly or indirectly, on its own behalf or acting on behalf of or through any other person or entity, initiate or maintain any lawsuit, arbitration or other proceeding, whether legal or equitable, against any other Collaboration Agreement Party or its or their Releasees, arising from or related to the Released Claims.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

6.7    Reasonable Efforts; HSR.
6.7.1    The Parties agree to use all commercially reasonable efforts to take or cause to be taken all actions necessary, proper or advisable to: (i) consummate the transactions contemplated in the Transaction Agreements; (ii) to conduct the Closing on December 28, 2018. The Parties shall use all commercially reasonable efforts to obtain the authorizations, consents, waiting period expirations, orders and approvals of federal, state, and local Governmental Authorities and officials and other persons as may be necessary for the performance of its obligations pursuant to the Transaction Agreements. The Parties shall each use their respective reasonable efforts to cooperate and furnish the other such necessary information and reasonable assistance as the other may reasonably request in connection with obtaining as expeditiously as possible all necessary authorizations, approvals, waiting period expirations, consents or waivers (“Consents”) from relevant Governmental Authorities. No Party will take any action that will have the effect of delaying, impairing or impeding the receipt of any required regulatory approvals and will use its reasonable efforts to secure such approvals as promptly as possible.
6.7.2    The Parties acknowledge that they have filed the notification and report forms required for the transactions contemplated hereby pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the U.S. Federal Trade Commission (the “FTC”) and the United States Department of Justice (the “DOJ”). The Parties shall file any supplemental information reasonably requested in connection with such filings by the U.S. Federal Trade Commission or the United States Department of Justice and cooperate and consult with each other in the making of all such filings and notifications; provided, that, to the extent reasonably requested by the filing Party, the non-filing Parties shall agree to arrangements to preserve any confidentiality or privilege that might apply to the filing. Without limiting the generality of the foregoing, each Party shall provide to the other (or the other’s respective advisors) upon request copies of all correspondence between such Party and the FTC and DOJ relating to the transactions contemplated by this Agreement. The Parties may, as they deem advisable and necessary, designate any competitively sensitive materials provided to the other under this Section 6.7.2 as “outside counsel only.” Such materials and the information contained therein shall be given only to outside counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient without the advance written consent of the Party providing such materials. In addition, to the extent reasonably practicable, all discussions, telephone calls, and meetings with the FTC or DOJ regarding the transactions contemplated by this Agreement shall include representatives of both Parties. Subject to applicable Law, the Parties will consult and cooperate with each other in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, and proposals made or submitted to the FTC or DOJ regarding the transactions contemplated by this Agreement by or on behalf of any Party.
6.8    Access. ARES TRADING shall give Intrexon and its representatives reasonable access, during normal business hours and without undue interruption of ARES TRADING’s business throughout the period prior to the Closing, to all of the key personnel conducting activities under

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

the Collaboration Agreement between the date hereof and Closing, and will furnish, at Intrexon’s expense, Intrexon and its representatives during such period such information concerning the conduct of the activities under the Collaboration Agreement between the date hereof and Closing, as Intrexon may reasonably request, provided that this Section 6.8 shall not entitle Intrexon or its representatives to contact any Third Party doing business with ARES TRADING. Intrexon will hold in confidence all information so obtained.
6.9    Regulatory Matters. ARES TRADING shall provide the Intrexon Parties and the Intrexon Parties shall provide ARES TRADING with copies of any communications or filings made with any Governmental Authority between signing and Closing with respect to its activities under the Collaboration Agreement, including any communications with patent and trademark offices in the Territory.
6.10    Post-Closing Covenants.
6.10.1    Following the Closing, Intrexon agrees to enforce on behalf of ARES TRADING any rights of ARES TRADING accruing prior to the Closing Date under Article 9 or 10 of the Collaboration Agreement.
6.10.2    With respect to any of the Shares issued to ARES TRADING or its Affiliates pursuant to the Transaction Agreements, beginning 180 days after Closing and ending 24 months after the receipt of such Shares, Intrexon (and, following registration of its Shares under the Exchange Act, Precigen) shall use their commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by such Party after the date hereof pursuant to the Exchange Act, even if Intrexon or Precigen, as applicable, is no longer subject to the reporting requirements of the Exchange Act.
6.10.3    Intrexon and Precigen shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of any Shares of capital stock of Intrexon or Precigen, as the case may be, in a transaction not involving a public offering pursuant to the Transaction Agreements in a manner that would require the registration under the Securities Act of the sale of such Shares to ARES TRADING, or that will be integrated with the offer or sale of any Shares of capital stock of Intrexon or Precigen pursuant to the Transaction Agreements for purposes of the rules and regulations of the Nasdaq Stock Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.
6.10.4    If, at any time ARES TRADING or any of its Affiliates holds the Note following the Closing, Precigen prepares and submits to the SEC a confidential draft Registration Statement on Form S-1 relating to a contemplated initial public offering of Shares of Precigen Common Stock, the Intrexon Parties shall provide to ARES TRADING or such Affiliate, as applicable, on a confidential basis, [*****], no less than [*****] prior to the date of the first public

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

filing of such Registration Statement with the SEC. The Intrexon Parties shall promptly thereafter, at a mutually agreeable time and place, provide an opportunity for ARES TRADING to conduct a confidential informational meeting with Precigen management. The Intrexon Parties shall cooperate with ARES TRADING’s (or, in its capacity as holder of the Note, Ares’ Affiliate’s) reasonable requests for information and shall provide ARES TRADING (or such Affiliate) at least [*****] Trading Days’ advance notice of the anticipated date of effectiveness of the public offering. For the avoidance of doubt, ARES TRADING acknowledges that any information delivered to it pursuant to this Section 6.10.4 will be deemed Confidential Information for purposes of this Agreement.
6.10.5    From time to time after the Closing, and for no further consideration, each of the Parties shall, and shall cause its Affiliates to, execute, acknowledge and deliver such assignments, transfers, consents, assumptions and other documents and instruments and take such other commercially reasonable actions as may reasonably be requested to more effectively assign, convey or transfer to or vest in Intrexon, all rights, title and interests in, to and under the Collaboration Agreement contemplated by the Transaction Agreements to be transferred or assumed at the Closing.
Article 7
CONDITIONS TO CLOSING
7.1    Conditions to Obligations of ARES TRADING. The obligations of ARES TRADING to consummate the transactions contemplated by this Agreement are, at its option, subject to the fulfillment or waiver, prior to or on the Closing Date, of each of the following conditions:
7.1.1    All Consents of Governmental Authorities to the assignment and assumption of the Collaboration Agreement and the other transactions contemplated herein shall have been obtained and all such Consents shall be in full force and there shall be in effect no preliminary or permanent injunction or other order of any Governmental Authority of competent jurisdiction directing that the transactions contemplated herein or therein, or any of them, not be consummated, and the waiting period under the HSR Act shall have terminated or expired;
7.1.2    The representations and warranties of Intrexon and Precigen contained in the Transaction Agreements and in any certificate delivered by any officer of Intrexon or Precigen pursuant hereto shall be true and correct, individually and in the aggregate, in all respects at the date hereof and at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date (except for those representations and warranties that relate to a particular date, which shall be true and correct as of such date). Each of the Intrexon Parties shall have performed or complied with all covenants and agreements required by the Transaction Agreements to be performed or complied with by such Party on or prior to the Closing Date in all respects;
7.1.3    Intrexon shall have submitted a Listing of Additional Shares Notification with the Nasdaq Stock Market covering all of the Intrexon Shares;

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

7.1.4    The Intrexon Parties shall have delivered to ARES TRADING the following:
(a)    the Intrexon Shares in book-entry form, free and clear of all restrictive and other legends (except as expressly provided in Section 5.1 of this Agreement or with respect to the Lock-up Period);
(b)    the Note, duly executed by each of the Intrexon Parties;
(c)    certificates of the President or Chief Executive Officer of each of Intrexon and Precigen, dated as of the Closing Date, certifying that each of the conditions specified in Section 7.1.2 have been satisfied and that the release set forth in Section 6.6.1 and the covenant set forth in Section 6.6.2 are effective as of the Closing Date;
(d)    a certificate of the Secretary or Assistant Secretary of Intrexon, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of Intrexon or a duly authorized committee thereof approving the transactions envisioned hereby, the execution and delivery of the Note and the issuance of the Intrexon Shares and Precigen Shares issuable upon conversion of the Note, and, in its capacity as sole stockholder of Precigen, the issuance of Precigen Shares upon conversion of the Note, (b) certifying the current articles of incorporation, as amended, and by-laws of Intrexon and (c) certifying as to the signatures and authority of persons signing the Note and related documents on behalf of Intrexon;
(e)    a certificate of the Secretary or Assistant Secretary of Precigen, dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of Precigen or a duly authorized committee thereof approving the transactions envisioned hereby and the execution and delivery of the Note and the issuance of Precigen Shares upon conversion of the Note, (b) certifying the current versions of the certificate of incorporation, as amended, and by-laws of Precigen and (c) certifying as to the signatures and authority of persons signing the Note and related documents on behalf of Precigen, and
7.1.5    ARES TRADING shall have obtained all internal approvals and consents required to permit it to conduct the Closing and make the representations set forth in Sections 6.1.2, 6.1.4 and 6.1.6 hereof.
7.2    Conditions to Obligations of the Intrexon Parties. The obligations of the Intrexon Parties to consummate the transactions contemplated by this Agreement are, at their option, subject to the fulfillment or waiver, prior to or on the Closing Date, of each of the following conditions:
7.2.1    All consents of Governmental Authorities to the assignment and assumption of the Collaboration Agreement and the other transactions contemplated herein shall have been obtained and all such Consents shall be in full force and there shall be in effect no preliminary or permanent injunction or other order of any Governmental Authority of competent jurisdiction

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

directing that the transactions contemplated herein or therein, or any of them, not be consummated, and the waiting period under the HSR Act shall have terminated or expired.
7.2.2    The representations and warranties of ARES TRADING contained in the Transaction Agreements and in any certificate delivered by any officer of ARES TRADING pursuant hereto shall be true and correct, individually and in the aggregate, in all respects at the date hereof and at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date (except for those representations and warranties that relate to a particular date, which shall be true and correct as of such date). ARES TRADING shall have performed or complied with all covenants and agreements required by the Transaction Agreements to be performed or complied with it on or prior to the Closing Date in all respects.
7.2.3    ARES TRADING shall have delivered to the Intrexon Parties a certificate, dated the Closing Date, of an officer of ARES TRADING to the effect that the conditions specified in Section 7.2.2 have been satisfied and that the release set forth in Section 6.6.1 and the covenant set forth in Section 6.6.2 are effective as of the Closing Date.
Article 8
INDEMNIFICATION AND LIMITATION OF LIABILITY
8.1    Indemnification by Intrexon and Precigen. Intrexon and Precigen shall defend, indemnify and hold ARES TRADING, its Affiliates and its and their respective trustees, officers, directors, agents and employees (the “ARES Indemnitees”) harmless from and against any and all Losses arising under or related to the Transaction Agreements against them to the extent arising or resulting from: (a) the breach of any of the representations or warranties made by Intrexon or Precigen under the Transaction Agreements, (b) any breach by Intrexon or Precigen of its obligations pursuant to the Transaction Agreements, or obligation, liability or responsibility assumed by Intrexon or Precigen pursuant to the Transaction Agreements, including (without limitation) any failure by them to perform, assume, discharge or satisfy any of ARES TRADING’s or its Affiliates’ obligations or liabilities under the Collaboration Agreement or otherwise pursuant to Section 2.1 hereof, (c) any Claim or Claims by any Third Party that Section 2.1 hereof is ineffective or unenforceable as to them, including, without limitation, that ARES TRADING or its Affiliates retain any obligations or liabilities after the Closing Date to such Third Party pursuant to the Collaboration Agreement, (d) any Claim or Claims arising under or relating to the Collaboration Agreement except and solely to the extent that it is finally determined pursuant to a final, non-appealable order of a court of competent jurisdiction that the Losses incurred by any relevant ARES Indemnitee with respect to any such Claim or Claims resulted from the material breach by any ARES Indemnitee of the Collaboration Agreement, or (e) obligations or liabilities or any Losses of or experienced by any ARES Indemnitee arising under or relating to the Collaboration Agreement on or after the Closing Date, except in the case of subsections (a), (b) and this (e), to the extent such Losses result from the material breach by any ARES Indemnitee of any covenant, representation, warranty or

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

other agreement made by ARES TRADING in the Transaction Agreements or the gross negligence or willful misconduct of any ARES Indemnitee.
8.2    Indemnification by ARES TRADING. ARES TRADING shall indemnify and hold Intrexon, Precigen and its and their Affiliates and its and their respective trustees, officers, directors, agents and employees (the “Intrexon Indemnitees”) harmless from and against any and all Losses arising under or resulting from: (a) the breach of any of the representations or warranties made by ARES TRADING under the Transaction Agreements, (b) any breach by ARES TRADING of its obligations pursuant to the Transaction Agreements or (c) obligations or liabilities accrued or incurred by ARES TRADING to Third Parties under the Collaboration Agreement prior to the Closing Date, except in each case, to the extent such Losses result from the material breach by any Intrexon Indemnitee of any covenant, representation, warranty or other agreement made by Intrexon or Precigen in the Transaction Agreements or the gross negligence or willful misconduct of any Intrexon Indemnitee.
8.3    Indemnification Procedure. If any Party is seeking indemnification under Section 8.1 or 8.2 (the “Indemnified Party”), it shall inform the Party against which indemnification is sought (the “Indemnifying Party”) of the Losses giving rise to the obligation to indemnify pursuant to Section 8.1 or 8.2, as applicable, as soon as reasonably practicable after receiving notice of the Losses. The Indemnifying Party shall have the right to assume the defense of any Claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer at the Indemnifying Party’s reasonably request, and at the Indemnifying Party’s cost and expense. The Indemnifying Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any Claim that has been assumed by the Indemnifying Party. The Indemnifying Party shall not have the obligation to indemnify an Indemnified Party in connection with any settlement made without the Indemnifying Party’s written consent, which consent shall not be unreasonably withheld or delayed. If the Parties cannot agree as to the application of Section 8.1 or 8.2 as to any Claim, the Parties may conduct separate defenses of such Claims, with the Indemnified Party retaining the right to claim indemnification from the Indemnifying Party in accordance with Section 8.1 or 8.2 upon resolution of the underlying Claim.
8.4    Mitigation of Loss. Each Indemnified Party shall take and shall procure that its Affiliates take all such reasonable steps as are reasonably necessary or as the Indemnifying Party may reasonably require in order to mitigate any Claims (or potential Losses) under this Article 8. Nothing in the Transaction Agreements shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.
8.5    LIMITATION OF LIABILITY. NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 8.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 8.1 or 8.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 10.
Article 9
TERMINATION
9.1    Termination Rights.
9.1.1    The Intrexon Parties shall have the right to terminate this Agreement in its entirety prior to the Closing immediately upon written notice to ARES TRADING if ARES TRADING materially breaches its obligations under this Agreement and, after receiving written notice identifying such material breach in reasonable detail, fails to cure such material breach within ninety (90) days from the date of such notice (or within thirty (30) days from the date of such notice in the event such material breach is solely based on the ARES TRADING’s failure to pay any amounts due hereunder).
9.1.2    ARES TRADING shall have the right to terminate this Agreement in its entirety prior to the Closing immediately upon written notice to the Intrexon Parties if either of the Intrexon Parties materially breaches its obligations under this Agreement and, after receiving written notice identifying such material breach in reasonable detail, fails to cure such material breach within ninety (90) days from the date of such notice (or within thirty (30) days from the date of such notice in the event such material breach is solely based on the breaching Party’s failure to pay any amounts due hereunder).
9.1.3    In the event that any Party that has allegedly materially breached this Agreement disputes such breach, and the resulting termination of this Agreement pursuant to Section 9.1.1 or 9.1.2 in good faith, then any consequences of termination in this Article 9 shall only apply from and after such time as such termination has been upheld in a final judgment from which no appeal can be taken, or that is unappealed within the time allowed for appeal or such time as the Party allegedly in material breach is no longer disputing such termination. It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.
9.1.4    Each of the Intrexon Parties and ARES TRADING shall have the right to terminate this Agreement upon written notice to the other Parties if the Closing has not occurred by March 31, 2019; provided, however, that the right to terminate this Agreement under this Section 9.1.4 shall not be available to any party if any action or failure to act by such party has been a principal cause of or principally resulted in the failure of the Closing to occur on or before such date and such action or failure to act constitutes a material breach of this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

9.2    Effects of Termination.
9.2.1    Notwithstanding the termination of this Agreement as a whole, the following provisions shall survive such termination: Section 5.3 and Articles 10 and 11.
9.2.2    Termination of this Agreement shall not relieve the Parties of any obligation or liability that, at the time of termination, has already accrued hereunder, or which is attributable to a period prior to the effective date of such termination. Termination of this Agreement shall not preclude the Parties from pursuing all rights and remedies they may have hereunder or at Law or in equity with respect to any breach of this Agreement nor prejudice any Party’s right to obtain performance of any obligation.
Article 10
CONFIDENTIALITY
10.1    Confidentiality. Subject to the other provisions of this Article 10:
10.1.1    all Confidential Information of a Party (the “Disclosing Party”) or its Affiliates under the Transaction Agreements shall be maintained in confidence and otherwise safeguarded by each other Party receiving such Confidential Information (each such Party a “Receiving Party”) and its and their Affiliates, in the same manner and with the same protection as such Receiving Party maintains its own confidential information, but with not less than reasonable diligence;
10.1.2    the Receiving Party may only use any such Confidential Information for the purposes of performing its obligations or exercising its rights under the Transaction Agreements;
10.1.3    the Receiving Party may disclose Confidential Information of the Disclosing Party to: (i) its Affiliates and sublicensees; and (ii) employees, directors, agents, contractors, consultants and advisers of the Receiving Party and its Affiliates and sublicensees (such persons specified in clauses (i) and (ii) of this Section 10.1.3, “Representatives”), in each case to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, the Transaction Agreements; provided that such persons are bound to maintain the confidentiality of the Confidential Information in a manner consistent with the confidentiality provisions of the Transaction Agreements (and the Receiving Party shall be responsible and liable for the conduct and compliance of its Representatives); and
10.1.4    ARES TRADING acknowledges that the Confidential Information of the Intrexon Parties may contain material, non-public information regarding the Intrexon Parties and that the United States securities laws prohibit any person who has such material, non-public information from purchasing or selling securities of the Intrexon Parties (other than with the Intrexon Parties or Persons who have such information) on the basis of such information or from communicating such information to any Person (other than with the Intrexon Parties or Persons

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

who have such information) under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information, and ARES TRADING agrees to comply with the applicable United States securities laws with respect to trading in the securities of the Intrexon Parties.
10.2    Exceptions. The foregoing obligations as to particular Confidential Information of a Disclosing Party shall not apply to the extent that such Confidential Information:
10.2.1    is known by the Receiving Party at the time of its receipt without an obligation of confidentiality, and not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records;
10.2.2    is in the public domain before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of the Receiving Party;
10.2.3    is subsequently disclosed to the Receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or
10.2.4    is developed by the Receiving Party independently and other than in performing its obligations under the Transaction Agreements and without use of or reference to any Confidential Information received from the Disclosing Party, as documented by the Receiving Party’s business records.
10.2.5    Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.
10.3    Authorized Disclosures. Notwithstanding the obligations set forth in Section 10.1, a Party may disclose another Party’s Confidential Information (including this Agreement and the terms herein) to the extent:
10.3.1    such disclosure: (i) is reasonably necessary for prosecuting or defending litigation as contemplated by the Transaction Agreements; or (ii) is made to any Third Party bound by written obligation of confidentiality and non-use substantially consistent with those set forth under this Article 10, to the extent otherwise necessary or appropriate in connection with the exercise of its rights or the performance of its obligations hereunder;
10.3.2    such disclosure is reasonably necessary to such Party’s directors, attorneys, independent accountants or financial advisors for the sole purpose of enabling such directors, attorneys, independent accountants or financial advisors to provide advice to such Party, provided that in each such case on the condition that such directors, attorneys, independent accountants and

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

financial advisors are bound by confidentiality and non-use obligations at least as restrictive as those contained in this Agreement; provided, however, that the term of confidentiality for such directors, attorneys, independent accountants and financial advisors shall be no less than ten (10) years; or
10.3.3    such disclosure is required by judicial or administrative process; provided that in such event such Party shall promptly inform the Disclosing Party of such required disclosure and provide the Disclosing Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Article 10, and the Party disclosing Confidential Information pursuant to law or court order shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order, to ensure, to the extent available, the continued confidential treatment of such Confidential Information.
Article 11
ADDITIONAL PROVISIONS
11.1    Successors and Assigns. The Transaction Agreements may not be assigned or otherwise transferred (including in connection with the sale of all or substantially all of the assets to which the Transaction Agreements relate or in connection with any merger or consolidation to which a Party is a party), nor may any right or obligation thereunder be assigned or transferred, by any Party without the prior written consent of the other Parties; provided, however, that, following the Closing, no such consent shall be unreasonably withheld or delayed in connection with any such assignment or transfer of the Transaction Agreements and such assigning Party’s respective rights and obligations hereunder or thereunder (i) in whole or in part to an Affiliate of such Party, (ii) in whole to such Party’s successor in interest in connection with the sale of all or substantially all of the assets to which the Transaction Agreements relate, or (iii) occurring by operation of law in connection with any merger or consolidation to which the Party making the assignment is a party; provided however, that in each of the foregoing circumstances, any assignee or transference of any such rights and obligations shall assume, and shall be reasonably capable of performing, all obligations of the assignor or transferor under this Agreement. Notwithstanding the foregoing, Intrexon may assign or transfer the Transaction Agreements or any of its rights and obligations thereunder to Precigen without the consent of ARES TRADING, provided; however, that (x) at the time of such assignment or transfer, the Board of Directors of Intrexon determines reasonably and in good faith that Precigen is able to perform the obligations of Intrexon under the Transaction Agreements and is reasonably capable of performing such obligations until they are fully performed; and (y) Intrexon may not assign or transfer to Precigen, without the prior written consent of ARES TRADING, Intrexon’s rights and obligations as they specifically relate to the issuance or registration of any shares of Intrexon Common Stock issued or issuable pursuant to the terms of the Transaction Agreements hereunder or, prior to the sixth anniversary of the Closing Date, under Article 8 hereof. Intrexon and Precigen may assign or transfer (including through a license) its rights to Specified CAR-T Products, in whole or in part, without the consent of ARES TRADING provided that such

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

assignment or transfer complies with the terms of Annex I, including, without limitation, Section 2.6 thereof, and that Intrexon and Precigen make all payments to ARES TRADING required by the terms of Annex I. Any attempted assignment not in accordance with this Section 11.1 shall be null and void and of no legal effect. Any permitted assignee shall assume all assigned obligations of its assignor under the Transaction Agreements. The terms and conditions of the Transaction Agreements shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns.
11.2    Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the express purposes and clear intent of the Transaction Agreements.
11.3    Entire Agreement of the Parties; Amendments. This Agreement, and the Exhibits, Annexes and Schedules hereto and thereto constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No modification or amendment of any provision of this Agreement shall be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each Party.
11.4    Governing Law. This Agreement shall be governed by and interpreted in accordance with the Laws of New York, excluding application of any conflict of laws principles that would require application of the Law of a jurisdiction other than the Laws of New York.
11.5    Dispute Resolution. If a dispute arises between any of the Parties concerning this Agreement, then such Parties will confer, as soon as practicable, in an attempt to resolve the dispute. If the Parties are unable to resolve such dispute within thirty (30) days, then the Parties will submit to the exclusive jurisdiction of, and venue in, the courts of competent jurisdiction located in New York, New York. Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction, at any time, in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the resolution of any dispute hereunder, including under this Section 11.5.
11.6    Notices and Deliveries. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

If to Intrexon:
Intrexon Corporation
20374 Seneca Meadows Parkway
Germantown, MD 20876
USA
Attn: Legal Department
with a copy to:
Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, Maryland 21202
Attn:    William I. Intner
Asher M. Rubin
If to Precigen:
Precigen, Inc.
20374 Seneca Meadows Parkway
Germantown, MD 20876
USA
Attn: Legal Department
With a copy to:
Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, Maryland 21202
Attn:    William I. Intner
Asher M. Rubin
If to ARES TRADING:
ARES TRADING S.A.
Zone Industrielle de L’Ouriettaz
1170 Aubonne
Switzerland
Attn: Legal Department
with a copy to:
Merck KGaA
Frankfurter Straβe 250
64293 Darmstadt
Germany
Attn: Merck Serono Legal Department

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Parties in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered on a Trading Day (or if delivered on a non-Trading Day, then on the next Trading Day); (b) on the Trading Day after dispatch if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) Trading Day following the date of the mailing, if sent by mail.
11.7    Intrexon Guarantee. For so long as Intrexon or any of its direct or indirect subsidiaries collectively beneficially own (within the meaning of SEC Rule 13d-3) [*****] of the voting Equity Securities of Precigen, Intrexon hereby unconditionally guarantees and undertakes to ARES TRADING that Precigen will duly and punctually observe and perform all the undertakings, covenants and obligations of Precigen under the Transaction Agreements and under any agreements between the Parties (or any of them) which are expressly supplemental to this Agreement or which the Transaction Agreements requires to be executed (the “Obligations”) to the intent that if Precigen (or any assignee or successor in interest thereto) shall fail for whatever reason so to observe and perform any Obligations, Intrexon shall be liable to perform the same in all respects as if Intrexon was the party principally bound thereby in place of Precigen on demand from ARES TRADING, provided that Intrexon shall be deemed to have any defenses or excuses for nonperformance that Precigen would have had to such Obligations. The liability of Intrexon under the Transaction Agreements shall be as primary obligor as regards ARES TRADING and not merely as surety and no modification, variation or addition to any of the Obligations, no time or other indulgence given by ARES TRADING to Precigen nor any neglect, failure or forbearance on the part of ARES TRADING to enforce the performance or observance of any of the Obligations shall in any way release, lessen or affect the liability of Intrexon. This is a continuing guarantee and Intrexon’s undertakings to guarantee Precigen’s undertakings under the Transaction Agreements shall remain in full force and effect until the earlier of: (a) the date on which Intrexon or any of its direct or indirect subsidiaries collectively do not beneficially own (within the meaning of SEC Rule 13d-3) [*****] of the voting Equity Securities of Precigen; (b) the final performance in full of the Obligations; or (c) Precigen’s consummation of a Qualified IPO. In addition, until the termination of this guarantee, Intrexon will not divest, restructure, reorganize or reclassify Precigen with any intent in whole or in part to avoid, reduce or eliminate its obligations under the Transaction Agreements.
11.8    Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

11.9    No Strict Construction; Headings. This Agreement has been prepared jointly by the Parties and shall not be strictly construed against any Party. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section. Except where the context otherwise requires, the use of any gender shall be applicable to all genders, and the word “or” is used in the inclusive sense (and/or). The term “including” as used herein means including, without limiting the generality of any description preceding such term.
11.10    No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.
11.11    Specific Performance. The parties hereby acknowledge and agree that if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, such refusal or failure could result in irreparable injury to the other parties, the exact amount of which would be difficult to ascertain or estimate and the remedies at law for which would not be reasonable or adequate compensation. Accordingly, if any party refuses or otherwise fails to act, or to cause its Affiliates to act, in accordance with the provisions of this Agreement, then, in addition to any other remedy which may be available to any damaged party at law or in equity, such damaged party will be entitled to seek specific performance and injunctive relief, without posting bond or other security, and without the necessity of proving actual or threatened damages, which remedy such damaged party will be entitled to seek in any court of competent jurisdiction.
11.12    Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law or in equity.
11.13    Trading Day Requirements. In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Trading Day then such notice or other action or omission shall be deemed to be required to be taken on the next occurring Trading Day.
[SIGNATURE PAGE FOLLOWS]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

IN WITNESS WHEREOF, duly authorized representatives of the Parties have executed this Agreement as of the date first written above.

INTREXON CORPORATION

By:
Name:
Title:

ARES TRADING S.A.

By:
Name:
Title:

PRECIGEN, INC.

By:
Name:
Title:

[Signature Page to Securities Purchase, Assignment and Assumption Agreement]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

EXHIBIT A
Collaboration Agreement
(See attached)*

* Previously filed on April 2, 2015 as an exhibit to Intrexon Corporation’s Current Report on Form 8-K.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

EXHIBIT B
Deed of Assignment
(See attached)

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

DATED

Intrexon Corporation (1)
- and -
Precigen, Inc. (2)
- and -
ARES Trading S.A. (3)

Deed of Assignment

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

THIS DEED OF ASSIGNMENT is made on
BETWEEN:

(1)	ARES TRADING S.A., a corporation organized and existing under the laws of Switzerland, having offices at Zone Industrielle de L’Ouriettaz, 117 Aubonne, Switzerland (the "Ares Trading");

(2)
Intrexon Corporation, a corporation organized and existing under the laws of Virginia, USA, having its principal place of business at 20374 Seneca Meadows Parkway, Germantown, MD 20876, USA ("Intrexon"); and

(3)	Precigen, Inc., a Delaware corporation, having its principal place of business at, 20358 Seneca Meadows Parkway, Germantown, MD 20876, USA ("Precigen").
BACKGROUND:

(A)	Ares Trading, Intrexon and Ziopharm entered into the Agreement (as defined in clause 1 of this Deed). Intrexon has assigned and transferred its rights and obligations under the Agreement to Precigen.

(B)
Pursuant to a Securities Purchase, Assignment and Assumption Agreement entered into between Ares Trading and the Intrexon Parties on [INSERT DATE] (the "Assignment and Assumption Agreement"), Ares Trading agreed to assign and transfer all of its rights and obligations under the Agreement to Intrexon with effect from the Closing Date (as defined in the Assignment and Assumption Agreement), and the parties wish to give effect to that assignment by Ares Trading and assumption of obligations by Intrexon in accordance with the terms of this Deed (and without prejudice to the provisions of the Assignment and Assumption Agreement).

OPERATIVE PROVISIONS:

1.	DEFINITIONS AND INTERPRETATION
In this Deed:
"Agreement" means the License and Collaboration Agreement dated 27 March 2015 originally between Ares Trading, Intrexon and Ziopharm;
"Effective Date" means the date of this Deed;
"Intrexon Parties" means each of Intrexon and Precigen;
"Liabilities" means any liabilities (including without limitation any remedy, damages, losses, costs, lawyers' and court fees and expenses, penalties, indemnified sums, profits, unjust enrichment, financial consequences and costs and expenses incurred in enforcing rights of indemnification and contribution, and the burden of any claims, assertion or demands in contract, tort or otherwise and including without limitation claims for negligence and misrepresentation) arising under or in consequence of the Agreement (including any performance or non-performance thereunder);

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

"Obligations" means any performance obligations (including without limitation duties of care, good faith, obligation to grant any licence, observance of any negative covenants and restrictions as well as contractual obligations) arising under or in consequence of the Agreement;
"Rights" means any rights (including without limitation contractual rights, tortious rights, licences, permissions and any chose in action, enforcement right or remedy) arising under or in consequence of the Agreement;
"Ziopharm" means ZIOPHARM Oncology, Inc., a corporation organized and existing under the laws of Delaware, USA, having its principal place of business at One First Avenue, Parris Building 34, Navy Yard Plaza, Boston, MA 02129, USA.

2.	ASSIGNMENT, TRANSFER AND RELEASE

2.1	Subject to clause 2.2, all of Ares Trading's Rights and Obligations under the Agreement are assigned and transferred from Ares Trading to Intrexon such that with effect from the Effective Date:

(a)	all of Ares Trading's Rights (whether past, present or future) are hereby assigned to Intrexon, and Intrexon accepts this assignment subject to the remainder of this clause 2.1;

(b)
all of the Intrexon Parties' Rights (whether past, present or future, and whether known or unknown) enforceable as against Ares Trading are fully and irrevocably released and discharged forever by the Intrexon Parties;

(c)
all of Ares Trading's (on the one hand) and the Intrexon Parties' (on the other hand) respective Obligations to each other are fully and irrevocably released and discharged forever by each of Ares Trading and the Intrexon Parties respectively;

(d)
Intrexon covenants, represents and undertakes to Ares Trading that it will duly and promptly perform on time and in accordance with the provisions of the Agreement all of Ares Trading's Obligations to Ziopharm arising with effect from the Effective Date as if they were Obligations originally accepted and contracted to be performed directly by Intrexon to Ziopharm;

(e)	all Liabilities arising prior to the Effective Date will be retained by the party that owes such Liabilities to the extent set forth in the Assignment and Assumption Agreement; and

(f)
all Liabilities of Ares Trading arising on or after the Effective Date shall be met, satisfied and discharged in full by Intrexon and in respect of which Intrexon shall on demand fully indemnify and hold harmless Ares Trading, provided that, except in accordance with the Agreement or the Assignment and Assumption Agreement, Ares Trading shall not take any actions to perform or purport to perform the Agreement without the consent of Intrexon or to wilfully frustrate Intrexon's

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

performance of the Agreement (and if it does take any such actions, any Liabilities that arise therefrom will not be covered by the indemnity in this clause 2.1(f)).

2.2
Nothing in this Deed will extinguish or vary any Rights, Obligations or Liabilities owed by or to Ziopharm, save that as between the parties Ares Trading's responsibility for its Obligations and Liabilities shall be assumed by Intrexon and/or Precigen in accordance with clause 2.1.

3.	FURTHER ASSURANCE
Each of Ares Trading and the Intrexon Parties shall do all acts and things as may reasonably be required to give full effect to the provisions of this Deed.

4.	MISCELLANEOUS

4.1
This Agreement shall be read in conjunction with and operate alongside the provisions of the Assignment and Assumption Agreement but shall not vary, amend or limit in any way the provisions of the Assignment and Assumption Agreement. If there is any conflict between this Agreement and the Assignment and Assumption Agreement, the Assignment and Assumption Agreement will prevail.

4.2	A variation of this Deed is valid only if it is in writing and signed by all of the parties or their respective duly authorised representatives.

4.3
Failure to exercise, or a delay in exercising, a right or remedy provided by this Deed or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Deed or by law prevents the further exercise of the right or remedy or the exercise of another right or remedy. A waiver of a breach of this Deed does not constitute a waiver of a subsequent or prior breach of this Deed.

4.4
If a provision of this Deed is found to be illegal, invalid or unenforceable, then to the extent it is illegal, invalid or unenforceable, that provision will be given no effect and will be treated as though it were not included in this Deed, but the validity or enforceability of the remaining provisions of this Deed will not be affected.

4.5
This Deed may be entered into in any number of counterparts and any party to this Deed may enter into this Deed by executing any counterpart. A counterpart constitutes an original of this Deed and all executed counterparts together have the same effect as if each to this Deed had executed the same document.

4.6	A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce this Deed.

5.	GOVERNING LAW AND JURISDICTION

5.1
This Deed, the jurisdiction clause contained in it and all non-contractual obligations arising in any way whatsoever out of this Deed are governed by, construed and take effect in accordance with English law excluding application of any conflict of laws principles that would require application of the law of a different jurisdiction.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

5.2
The courts of England have exclusive jurisdiction to settle any claim, dispute or matter of difference which may arise in any way whatsoever out of this Deed or the legal relationships established by this Deed, provided that the courts of England will not have jurisdiction in respect of, or any jurisdiction to prevent, a claim made under the Assignment and Assumption Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

This document has been executed as a deed and delivered on the date stated at the beginning of it.

Executed and delivered as a deed by ARES TRADING S.A., a company incorporated in Switzerland, acting by the authorised signatory named below who is permitted to execute for ARES TRADING S.A. under the laws of Switzerland

Name of authorised signatory:
Authorised signature
Witness name:
Witness signature
Witness address:

Name of authorised signatory:
Authorised signature
Witness name:
Witness signature
Witness address:

Executed and delivered as a deed by Precigen, Inc., a corporation incorporated in the State of Delaware, USA, acting by the authorised signatory named below who is permitted to execute for Precigen Inc. under the laws of Delaware, USA.

Name of authorised signatory:
Authorised signature
Witness name:
Witness signature
Witness address:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Executed and delivered as a deed by Intrexon Corporation, a corporation incorporated in the State of Virginia, USA, acting by the authorised signatory named below who is permitted to execute for Intrexon Corporation under the laws of Virginia, USA

Name of authorised signatory:
Authorised signature
Witness name:
Witness signature
Witness address:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

EXHIBIT C
[RESERVED]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

EXHIBIT D
Form of Note

(See attached)*

* Filed as a separate exhibit to Intrexon Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Portions of the exhibit have been omitted pursuant to a confidential treatment request filed with the Securities and Exchange Commission.

12

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

ANNEX 1
Royalty Terms
Article I
DEFINITIONS

Capitalized terms used in this Annex shall have the meanings given them in the Transaction Agreements, including the following meanings:
“Calendar Year” means the period beginning on the 1st of January and ending on the 31st of December of the same year, provided however that (i) the first Calendar Year of the Term shall commence on the Effective Date and end on December 31, 2018, and (ii) the last Calendar Year of the Term shall commence on January 1 of the Calendar Year in which the Agreement and this Annex 1 terminates or expires and end on the date of termination or expiration of the Agreement and this Annex 1.
“CAR” means [*****].
“CAR-T” means an engineered CAR modified T-Cell.
“CAR-T Product” means [*****].
“Earned Royalty” means a royalty of ten percent (10%) of the Net Sales proceeds of each Specified CAR-T Product sold, transferred or otherwise disposed of by or for any Intrexon Party or any of their Affiliates (but, for clarity, not by any Sublicensee who is not an Intrexon Party or one of their Affiliates).
[*****].
“First Commercial Sale” means, with respect to any Specified CAR-T Product in any country or jurisdiction, the first commercial transfer or disposition for value of such Specified CAR-T Product to a Third Party by any Intrexon Party or one of their Affiliates or a Sublicensee in such country or jurisdiction after the Regulatory Approvals have been obtained for such Specified CAR-T Product in such country or jurisdiction.
“Net Sales” means, with respect to any Specified CAR-T Product, the gross amount invoiced by any Intrexon Party or their Affiliates or sublicensees for sales of such Specified CAR-T Product to independent or unaffiliated Third Party purchasers less the following deductions, with respect to such sales to the extent that such amounts are either included in the billing as a line item as part of the gross amount invoiced, or otherwise documented in accordance with IFRS to be specifically attributable to actual sales of such Specified CAR-T Product:

Annex I-1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

(a)    trade discounts, including trade, cash and quantity discounts or rebates, credits or refunds (including inventory management fees, discounts or credits);
(b)    allowances or credits actually granted upon claims, returns or rejections of products, including recalls, regardless of the party requesting such recall;
(c)    bad debts or provisions for bad debts, provided that if any bad debt is subsequently collected, it shall be added to Net Sales;
(d)    charges included in the gross sales price for freight, insurance, transportation, postage, handling and any other charges relating to the sale, transportation, delivery or return of such Specified CAR-T Product;
(e)    customs duties, sales, excise and use taxes and any other governmental charges (including value added tax) actually paid in connection with the transportation, distribution, use or sale of such Specified CAR-T Product (but excluding what is commonly known as income taxes);
(f)    rebates and chargebacks or retroactive price reductions made to federal, state or local governments (or their agencies), or any Third Party payor, administrator or contractor, including managed health organizations; and
(g)    commissions related to import, distribution or promotion of the Specified CAR-T Product paid to Third Parties (specifically excluding any commissions paid to sales personnel, sales representatives and sales agents who are employees or consultants of the selling Party or its Affiliates or any sublicensees).
For the avoidance of doubt, if a single item falls into more than one of the categories set forth in clauses above, such item may not be deducted more than once.
Sales between Intrexon and Precigen and their Affiliates and sublicensees shall be disregarded for purposes of calculating Net Sales except if such purchaser is an end user.
In the case of any pharmaceutical composition, branded or generic, containing a Specified CAR-T Product in combination with any other clinically active ingredient(s) that is not a Specified CAR-T Product, whether packaged together or in the same therapeutic formulation, in any country, Net Sales for such combination product in such country shall be calculated as follows:
If a Specified CAR-T Product under this Agreement and Annex 1 is sold in form of a Combination Product, then Net Sales for such Combination Product shall be determined on a country-by-country basis by mutual agreement of the Parties in good faith taking into account the respective market prices of all components described in the single package insert or equivalent (a “Combination Product”). In case of disagreement, an independent expert agreed upon by ARES TRADING and the Intrexon Parties or, failing such agreement, designated by the International Chamber of Commerce, shall determine such relative value contributions and such determination shall be final and binding upon the Parties.

Annex I-2

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

In the event a Specified CAR-T Product is “bundled” for sale together with one or more other products in a country (a '"Product Bundle"), then Net Sales for such Specified CAR-T Product shall be determined on a country-by-country basis by mutual agreement of ARES TRADING and the Intrexon Parties in good faith taking into account the relative value contributions of the Specified CAR-T Product and the other products in the Product Bundle, as reflected in their individual sales prices. In case of disagreement, an independent expert agreed upon by ARES TRADING and the Intrexon Parties or, failing such agreement, the International Chamber of Commerce shall determine such relative value contributions and such determination shall be final and binding upon the Parties.
For clarification, sale of a Specified CAR-T Products by any Intrexon Party, their Affiliates or sublicensee to another of these entities for resale by such entity to a Third Party shall not be deemed a sale for purposes of this definition of “Net Sales”. Further, transfers or dispositions of the Specified CAR-T Products:
(i)    in connection with patient assistance programs,
(ii)    for charitable or promotional purposes,
(iii)    for preclinical, clinical, regulatory or governmental purposes or under so-called “named patient” or other limited access programs, or
(iv)    for use in any tests or any other pre- and post-approval studies reasonably necessary to comply with any Law, regulation or request by a Regulatory Authority shall not, in each case, be deemed sales of such Specified CAR-T Products for purposes of this definition of “Net Sales.” For clarification, any post-approval study materials shown as Net Sales by any Intrexon Party or their Affiliates in their external reporting shall be deemed as Net Sales.
[*****].
“Specified CAR-T Products” or “Specified CAR-T Product” means any pharmaceutical product containing a CAR-T Product developed by or on behalf of any Intrexon Party or any of their Affiliates that is directed to a Target.
“Sublicensee” means a Third Party to which any Intrexon Party or any of their Affiliates grants a license, covenant not to sue, or similar right under any patent or other intellectual property rights (including know-how) owned or otherwise controlled by any Intrexon Party or any of their Affiliates with respect to any Specified CAR-T Product.
“Sublicensing Royalty” means a royalty of ten per cent (10%) of (a) any and all payments (or the fair market value of any non-cash consideration) actually received by any Intrexon Party or any of their Affiliates from a Sublicensee in consideration for the sublicensing of any patent or other intellectual property rights owned or otherwise controlled by any Intrexon Party or any of their Affiliates relating to a Specified CAR-T Product, including but not limited to up-front payments, issuance payments, maintenance fees, and milestone payments; and (b)

Annex I-3

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

any royalty or similar payments paid to any Intrexon Party or any of their Affiliates based on sale proceeds generated by Sublicensees of any Specified CAR-T Product.
“Target” means either the target, [*****] or [*****].
“T-Cell” means autologous patient derived T-Cells and patient-non-specific T-Cells.
“Third Party Royalties” means all acquisition costs, including, without limitation, up-front payments, milestone payments and royalties, owing to any Third Party to the extent that such costs are reasonably necessary in order for the Intrexon Parties or their Affiliates to sell, transfer or otherwise dispose of any Specified CAR-T Product.
“Valid Claim” means: (a) a claim of an issued and unexpired patent (as may be extended through supplementary protection certificate or patent term extension or the like) that has not been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period) and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a pending claim of an unissued patent application, which application has not been pending for more than [*****] since its earliest claimed priority date, provided that such [*****] period shall be tolled for the duration of any proceeding (e.g. an opposition or interference proceeding ) with respect to such patent application.
Article II
ROYALTY TERMS

2.1	Royalty Payments for Products.
(a)    Royalty Rates. Subject to the other terms of this Section 2.1, and pursuant to Section 3.3 of the Agreement, during the Royalty Term, Intrexon shall pay ARES TRADING the Earned Royalty and the Sublicensing Royalty on each Specified CAR-T Product on a country-by-country basis. Such payments shall be made quarterly, shall be payable within forty-five (45) days after the quarter in which the related amounts were received by Intrexon or its Affiliates, and shall be non-refundable and non-creditable.
(b)    Royalty Stacking. The Intrexon Parties and their Affiliates shall be entitled to a credit against the Earned Royalty due under the Agreement and this Annex 1 with respect to any Specified CAR-T Product for [*****] of all Third Party Royalties paid by the Intrexon Parties or their Affiliates with respect to such Specified CAR-T Product; provided, however, that (i) the application of any such credit shall not reduce the Earned Royalty payable by the Intrexon Parties or their Affiliates under this Annex with respect to any given quarter by more than [*****] of what would otherwise be payable without giving effect to this Section 2.1 (b) and (ii) if the Intrexon Parties or their Affiliates are unable to deduct any such credit related to

Annex I-4

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Third Party Royalties in any given quarter (a “Credit Shortfall Quarter”) because of the limitation set forth in subsection (i) above, the Intrexon Parties or their Affiliates may deduct such credit from any Earned Royalty payment owed by them for any subsequent quarter concluding in the same calendar year as the Credit Shortfall Quarter, provided that the application of any such credit shall not reduce the Earned Royalty payable by the Intrexon Parties or their Affiliates under this Annex with respect to any such subsequent quarter by more than [*****].
(c)    Reductions from Sublicensing Royalty. The Intrexon Parties and their Affiliates shall be entitled to deduct from the Sublicensing Royalty due under this Agreement such amounts which ARES TRADING and the Intrexon Parties agree, acting reasonably and in good faith, were received from a Sublicensee (i) reasonably on account of the granting of a license, sublicense, covenant not to sue or similar right to intellectual property rights not owned or controlled by the Intrexon Parties or their Affiliates, or (ii) that are reasonably (both with regard to the purpose and amount of the expenditure) to be used to conduct research or development activities for Specified CAR-T Products pursuant to an agreement or arrangement with a Sublicensee.
(d)    Royalty Term. For each Specified CAR-T Product, on a country-by-country basis, the Intrexon Parties’ royalty payment obligations under this Section 2.1(c) shall commence upon the First Commercial Sale of such Specified CAR-T Product in such country and expire upon the latest of: (i) the expiration of the last-to-expire Valid Claim included in any issued patent or pending patent application owned or controlled by any Intrexon Party or any of their Affiliates in such country claiming and covering any Specified CAR-T Product; and (ii) the [*****] anniversary of the First Commercial Sale of any such Specified CAR-T Product in such country (“Royalty Term”). For clarity, if no such Valid Claim exists as of the [*****] anniversary of such First Commercial Sale, but later comes into being, the Royalty Term shall be reinstated for the term of such Valid Claim.
(e)    Royalty Reports and Payment. Within forty-five (45) days after each calendar quarter, commencing with the calendar quarter during which the First Commercial Sale of a Product is made, Intrexon shall provide ARES TRADING with a report that contains the following information for the applicable calendar quarter, on a Product-by-Product and country-by-country basis: (i) the amount of Net Sales of the Products, (ii) a calculation of the royalty payment due on such sales, and (iii) the exchange rate for such country. Concurrent with the delivery of the applicable quarterly report, Intrexon shall pay in USD all royalties due to ARES TRADING with respect to Net Sales by Intrexon, its Affiliates and their respective sublicensees for such calendar quarter.
2.2    Currency; Exchange Rate. All payments to be made by Intrexon to ARES TRADING under the Agreement and this Annex 1 shall be made in USD by bank wire transfer in

Annex I-5

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

immediately available funds to a bank account designated by written notice from ARES TRADING. With respect to sales not denominated in USD, Intrexon shall convert each applicable quarterly sales in foreign currency into USD by using the then current and reasonable standard exchange rate methodology applied to its external reporting. Based on the resulting sales in USD, the then applicable royalties shall be calculated.
2.3    Late Payments. All payments under this Annex 1 shall earn interest from the date due until paid at a per annum rate equal to the lesser of (a) the maximum rate permissible under applicable Law and (b) one (1) percent (1%) above the monthly Reuters 01 EURIBOR, measured at 2 p.m. Frankfurt/Germany time on the date payment is due. Interest will be calculated on a 365/360 basis.
2.4    Taxes.
(a)    Taxes on Income. Except as provided in Section 2.4 (c) below, each Party shall be solely responsible for the payment of all taxes imposed on it under applicable law whether arising directly or indirectly from the activities of the Parties under this Annex 1.
(b)    Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of royalties paid by Intrexon to ARES TRADING under this Annex 1. To the extent Intrexon is required under applicable law to deduct and withhold taxes on any payment to ARES TRADING, Intrexon shall first give ARES TRADING written notice of its intent to withhold so that ARES TRADING may provide Intrexon any tax forms that may be reasonably necessary in order for Intrexon not to withhold tax or to withhold tax at a reduced rate under any applicable double tax treaty. If Intrexon is still required under applicable law to withhold, it pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to ARES TRADING an official tax certificate or other evidence of such withholding sufficient to enable ARES TRADING to claim credit for such payment of taxes. Each Party shall provide the other with reasonable assistance to avoid (or reduce) or to enable the recovery, as permitted by applicable Laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Annex 1, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax. If reasonably necessary, Intrexon shall require its sublicensees in the Territory to cooperate with ARES TRADING in a manner consistent with this Section 2.4(b).
(c)    Taxes Resulting from Intrexon Action or ARES TRADING Action. If either Intrexon or ARES TRADING is required to make a payment to the other Party that is subject to a deduction or withholding of tax, then (i) if such withholding or deduction obligation arises as a result of any action by Intrexon or ARES TRADING, including any assignment or sublicense other than to Merck KGaA, or any failure on the part of Intrexon or ARES TRADING to comply with applicable Laws or filing

Annex I-6

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

or record retention requirements, that has the effect of modifying the tax treatment of the Parties hereto (a “Intrexon or ARES TRADING Withholding Tax Action”), then the sum payable by Intrexon or ARES TRADING (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that Intrexon or ARES TRADING receives or pays a sum equal to the sum which it would have received or paid had no such Intrexon or ARES TRADING Withholding Tax Action occurred provided however, that the receiver of the payment has cooperated in a reasonable manner required to limit any additional burden for the payer and in accordance with Section 2.4(b); (ii) otherwise, the sum payable by Intrexon or ARES TRADING (in respect of which such deduction or withholding is required to be made) shall be made directly to Intrexon or ARES TRADING after deduction of the amount required to be so deducted or withheld, which deducted or withheld amount shall be remitted to the proper Governmental Authority in accordance with applicable Laws.
(d)    Certification. A Party receiving a payment pursuant to this Annex 1 shall provide the remitting Party appropriate certification from relevant Governmental Authorities that such Party is a tax resident of that jurisdiction, if such receiving Party wishes to claim the benefits of an income tax treaty to which that jurisdiction is a party.
2.5    Records and Audit Rights. During the Royalty Term and for three (3) Calendar Years thereafter, upon the written request of ARES TRADING, and not more than once in each Calendar Year, Intrexon shall permit, and shall cause its Affiliates or Sublicensee to permit, an independent certified public accounting firm of nationally recognized standing selected by ARES TRADING, and reasonably acceptable to Intrexon or such Affiliate or Sublicensee, to have access to and to review, during normal business hours upon reasonable prior written notice, the applicable records of Intrexon and its Affiliates or Sublicensee to verify the accuracy of the royalty payments under this Annex 1; provided, that ARES TRADING may not have access to or review any records of Intrexon relating to any Calendar Year more than three (3) Calendar Years following the completion of such Calendar Year. Any such auditor shall not disclose Intrexon’s Confidential Information to ARES TRADING, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by Intrexon or the amount of payments by Intrexon under this Annex 1. Any amounts shown to be owed but unpaid, or overpaid and in need of reimbursement, shall be paid or refunded (as the case may be) within thirty (30) days after the accountant’s report, plus interest (as set forth in Section 2.3 and solely with respect to underpayments) from the original due date (unless challenged in good faith by Intrexon in which case any dispute with respect thereto shall be resolved in accordance with Section 11.5 of the Agreement). ARES TRADING shall bear the full cost of such audit unless such audit reveals an underpayment by Intrexon that resulted from a discrepancy in the financial report provided by Intrexon for the audited period, which underpayment was more than five percent (5%) of the amount set forth in such report, in which case Intrexon shall reimburse ARES TRADING for the costs for such audit.

Annex I-7

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

2.6    Assignment and Notice of Sublicense. The Intrexon Parties may not assign or otherwise transfer (including in connection with the sale of all or substantially all of the assets to which this Annex 1 relates or in connection with any merger or consolidation to which any Intrexon Party is a party) any rights or obligations with respect to any Specified CAR-T Product, nor may any such right or obligation hereunder be assigned or transferred, without the prior written consent of ARES TRADING if such assignment or transfer would materially prejudice the rights of ARES TRADING under this Annex 1. Any assignee or transferee of a Specified CAR-T Product or other rights or obligations under this Annex 1 shall assume all obligations of its assignor or transferor under the Agreement and this Annex 1 (in addition to such assignor or transferor remaining liable vis a vis ARES TRADING in the event the assignee or transferee fails to perform such assumed obligations), including, without limitation, the obligations to pay the Specified CAR-T royalties pursuant to Section 3.3 of the Agreement and this Annex 1 thereto. The terms and conditions of this Agreement and this Annex 1 thereto shall be binding upon, and shall inure to the benefit of, the Parties and their respected successors and permitted assigns. Any references to the Intrexon Parties herein shall be deemed to include any successor or assign of an Intrexon Party. The Intrexon Parties shall provide ARES TRADING with prompt Notice of any sublicense relating to or concerning any Specified CAR-T Product that is reasonably likely to result in the payment of a Sublicensing Royalty and of any assignment or transfer of any rights or obligations hereunder. Such Notice shall identify all parties to such sublicense, or assignment or transfer agreement, shall include a copy of the relevant agreements and shall set forth any terms of the relevant agreements not set forth in such agreements; provided, that such Notice may redact from such agreements any information not applicable to the rights of ARES TRADING under the Agreement or this Annex 1.

Annex I-8

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Schedule X

[*****]

Annex I-9

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Schedule Y

[*****]

Annex I-10

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.
Confidential

Schedule 6.2.5

1.	Form 10-Q/A filed with the SEC on August 13, 2018.

Annex I-1